Prospectus
TIAA-CREF Life Funds

Stock Index Fund

Dated April 1, 1999


This prospectus contains important information about the TIAA-CREF Life Funds, funds available only through the purchase of a variable annuity or other variable insurance contract issued by TIAA-CREF Life Insurance Company (TIAA-CREF Life). Please read this prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.



The TIAA-CREF Life Funds currently offers the investment portfolio (fund) listed below.


The Stock Index Fund seeks to increase the value of your investment over the long-term by investing in a diversified portfolio of common stocks selected to track the overall U.S. stock market, as represented by a broad stock market index.

TIAA-CREF Life Insurance Company and the TIAA-CREF Life Funds are part of the TIAA-CREF group of companies.



Although we have registered these securities with the Securities and Exchange Commission, the SEC has not judged them for investment merit and does not guarantee that the information in this prospectus is accurate or adequate. Anyone who suggests otherwise is committing a federal crime.

Table of Contents


3  The Stock Index Fund--In Brief
                                         6  Related fund performance
                                            information
4  Investment objective and principal
    investment strategies                7  Pricing of fund shares

                                         8  Offering, purchasing and redeeming
                                            shares
4   Investment Objective
4   Principal Investment Strategies
                                         9  Dividends, distributions and taxes
4   The Russell 3000 Index
                                         9  Financial highlights information
5   Other Investments
                                         10  General matters
6  Fund management





This prospectus outlines the terms of the fund. It doesn't constitute an offering in any jurisdiction where such an offering can't lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you shouldn't rely on it.


An investment in the Fund is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation
(FDIC) or any other government agency.

The Stock Index Fund--In Brief

What is the fund's investment objective?


The Stock Index Fund seeks to increase the value of your investment over the long-term by investing in a diversified portfolio of common stocks selected to track the overall U.S. stock market, as represented by a broad stock market index.


What are the fund's principal investment strategies?


The Stock Index Fund attempts to track the U.S. stock market as a whole by investing substantially all of its assets in stocks included in the Russell 3000[RegTM] index, an index consisting of the 3,000 largest publicly-traded U.S. corporations. The fund doesn't try to match the Russell 3000 precisely by holding all 3,000 stocks. Rather, we use sampling to try to emulate the index's overall investment characteristics. The portfolio won't be managed in the traditional sense of picking individual securities based on economic, financial, and market analysis, which means that a company may remain in the portfolio even if it performs poorly. We will, however, use certain techniques to attempt to slightly outperform the Russell 3000.


What are the principal risks of investing in the fund?


The Stock Index Fund's returns will fluctuate, so you could lose money on your investment. Normally, we expect that when the overall U.S. stock market is rising, the fund's value will rise, and when the stock market is falling, the fund's value will fall. Stock values will rise and fall in response to changes in overall market and economic conditions, and the financial condition of individual companies. Stocks in general are subject to the following types of risks:


- Market risk--price volatility due to changing conditions in the financial markets and, in some cases, changes in overall interest rates.


- Financial risk--the possibility that a company's current earnings will fall or that overall financial soundness will decline, reducing the stock's value.


We also can't guarantee that the fund will be able to match the returns of the Russell 3000 or the stock market in general.


How has the fund performed?


Because the fund has been operating only for a short time, we have not included past performance information for the fund. For a discussion of the performance of the TIAA Stock Index Account, an investment company managed by the same adviser as the fund, see the "Related Fund Performance Information" section of this prospectus.

Investment objective and principal investment strategies

This section describes the Stock Index Fund's investment objective and the principal investment policies and techniques it uses to accomplish its objective. For a complete listing of the fund's policies and restrictions, see the SAI.


Investment Objective


The Stock Index Fund seeks to increase the value of your investment over the long-term by investing in a diversified portfolio of common stocks selected to track the overall U.S. stock market, as represented by a broad stock market index. There's no guarantee that the fund will meet this investment objective.


We can change the fund's investment objective without a shareholder vote, although we'll notify you of any change if it is material.


Principal Investment Strategies


The fund attempts to track the U.S. stock market as a whole by investing substantially all of its assets in stocks included in the Russell 3000 Index[RegTM] (see "The Russell 3000 Index," below). The fund doesn't try to match the Russell 3000 precisely by holding all 3,000 stocks. Rather, we use sampling to try to emulate the index's overall investment characteristics. The portfolio won't be managed in the traditional sense of picking individual securities based on economic, financial, and market analysis. This means that a company can remain in the portfolio even if it performs poorly, unless the company is removed from the Russell 3000. We will, however, use proprietary quantitative scoring and trading techniques to attempt to slightly outperform the Russell 3000.


We expect that in periods when the overall U.S. stock market is rising, the fund's net asset value will also rise, while in market declines, the fund's net asset value will likewise decline. We won't match the index precisely. However, we expect the fund to closely track the index. The fund seeks to track the index by calculating daily a correlation coefficient using the fund's returns from the most recent 30 trading days and the index's returns for the same period. We expect the correlation coefficient usually to be above 0.99 and, in any case, never to fall below 0.98. If it approaches 0.98, we'll rebalance the portfolio--a process which involves realigning portfolio weights and/or adding more stocks to the fund's portfolio. Since the index's returns aren't reduced by operating or investment expenses, the fund may not be able to match the index because of the costs of buying and selling stocks and other expenses. However, we expect investment expenses to be low compared to an actively managed stock portfolio.


The Russell 3000 Index


The Russell 3000 is an index of the 3,000 largest publicly traded U.S. corporations, based on the value of their outstanding stock. According to the Frank Russell Com-pany, Russell 3000 companies account for about 98% of the total market capitalization of the publicly-traded U.S. equity market. The market capitalization of individual companies in the Russell 3000 ranged from $2 million to $345.8 billion, with an average of $4.2 billion as of December 31, 1998.


The Frank Russell Company includes stocks in the index solely on their market capitalization and weights them by relative market value. The Frank Russell Company can change stocks and their weightings in the index. We'll adjust the fund's portfolio to reflect the changes as appropriate.


The Russell 3000 is a trademark and service mark of the Frank Russell Company. The fund isn't promoted, endorsed, sponsored or sold by and isn't affiliated with the Frank Russell Company. A stock's presence in the Russell 3000 doesn't mean that the Frank Russell Company believes that it's an attractive investment. The Frank Russell Company isn't responsible for any literature about the fund and makes no representations or warranties about its content.


Using the Russell 3000 as the measure of the U.S. equity market isn't a fundamental investment policy, so we can substitute other indices without shareholder approval. We'll notify you, however, before making any change in the target index.

Other Investments


The fund can hold other investments in seeking to achieve its investment objective. These include:


- investments whose return depends on stock market prices, such as stock index futures contracts, stock options and options (puts and calls) on futures contracts, and debt securities whose prices or interest rates are linked to the return of a recognized stock market index;


- investments with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock, and depository receipts for such securities;


- short-term debt securities and other money market instruments, including those denominated in foreign currencies, for cash management purposes; and



- options, futures contracts, options on futures, and other financial contracts. The fund will make these types of investments for cash management or hedging purposes, rather than for speculation.


For more information about these and other permitted fund investments and their risks, see the SAI.

Fund management

Teachers Advisors, Inc. (Advisors) manages the Stock Index Fund's assets, under the supervision of the Board of Trustees of TIAA-CREF Life Funds, and is a wholly-owned indirect subsidiary of Teachers Insurance and Annuity Association of America (TIAA). Advisors is registered with the Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940. The personnel of Advisors who manage the fund also manage the investments of TIAA Separate Account VA-1 and TIAA-CREF Mutual Funds and, through an affiliated investment adviser, TIAA-CREF Investment Management, LLC, the investment accounts of the College Retirement Equities Fund (CREF). Advisors is located at 730 Third Avenue, New York, New York 10017.

Under its investment management agreement with TIAA-CREF Life Funds, Advisors is entitled to an annual fee of 0.30% of the average daily net assets of the Stock Index Fund for managing that fund. Advisors has voluntarily agreed to waive a portion of its fee, so that the current investment advisory charge is 0.07% of fund's average daily net assets.


Advisors duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors is also responsible for providing or obtaining at its own expense the services necessary to operate the TIAA-CREF Life Funds on a day-to-day basis. These include custodial, administrative, portfolio accounting, dividend disbursing, auditing, and ordinary legal services.

Related fund performance information


The following table contains information about the historical performance of the TIAA Separate Account VA-1 Stock Index Account (the "TIAA Stock Index Account"), the only other existing stock index portfolio managed by Advisors, as of December 31, 1998. The TIAA Stock Index Account is not a mutual fund; rather it funds a variable annuity contract. It has an investment objective, policies, strategies and risks substantially the same as those of the TIAA-CREF Life Funds' Stock Index Fund. The data is provided to illustrate the experience of Advisors' personnel in managing a substantially similar investment portfolio. It doesn't represent the performance of the Stock Index Fund described in this prospectus.

These investment results are unaudited. They aren't intended to predict or suggest the returns that either the Stock Index Fund or TIAA Stock Index Account might experience in the future. The results are net of invest-ment management and other operating expenses (including separate account charges of 0.30%) for the TIAA Stock Index Account and reflect the waiver by Advisors of 0.23% of its 0.30% investment management fee. The Stock Index Fund has been designed to have similar investment management expense charges and waivers. Note that no separate account charges are deducted at the fund level for the Stock Index Fund, although comparable charges will be deducted at the separate account contract level.






                                Average Annual    Cumulative Rates
TIAA Stock Index Account        Rates of Total            of Total
(as of December 31, 1998)               Return              Return
---------------------------   ----------------   -----------------
1 year                                 23.84%              23.84%
---------------------------   --------------     ---------------
3 years                                25.49%              97.63%
---------------------------   --------------     ---------------
Since inception (11/1/94)              26.15%             163.27%
---------------------------   --------------     ---------------


Pricing of fund shares

We determine the net asset value (NAV) per share (share price) of a fund on each day the New York Stock Exchange is open for business, when trading closes on all U.S. national exchanges where securities or other investments of the fund are principally traded. We will not price fund shares on days that the New York Stock Exchange is closed. We compute the fund's NAV by dividing the value of a fund's assets, less its liabilities, by the number of outstanding shares of that fund.


Except as noted below, we use market quotations or independent pricing services to value securities and other instruments. If market quotations or independent pricing services aren't readily available, we'll use a security's "fair value", as determined in good faith by or under the direction of the TIAA-CREF Life Funds' Board of Trustees. We also may use fair value if events materially affecting the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time the fund's net asset value is calculated.

Offering, purchasing and redeeming shares

Shares of the Stock Index Fund are not sold directly to you, but rather are sold in a continuous offering to TIAA-CREF Life separate accounts to fund variable annuity or other insurance contracts. Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are invested in the shares of the Stock Index Fund. The separate account purchases and redeems shares of the fund for net asset value without sales or redemption charges.


For each day on which the fund's net asset value is calculated, the separate account transmits to the fund any orders to purchase or redeem shares of the fund based on the purchase payments, redemption requests, death benefits, contract charges, and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of the fund at the fund's net asset value per share calculated as of that same day.


For more information about investing in the fund, see the prospectus describing the contract, which can be obtained by calling us toll-free at 800 842-2733, extension 5509.

Dividends, distributions and taxes

The tax status of your investment in the fund depends upon your contract. For a complete discussion of the tax status of your contract, please refer to the prospectus describing the contract.


Shares in the Stock Index Fund may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59 1/2.


The fund expects to declare and distribute to its shareholders (i.e., separate accounts) substantially all of its net investment income and net realized capital gains. Normally, the fund will distribute dividends and capital gains annually. In addition, the fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.


All dividend and capital gains distributions from a fund will be automatically reinvested by the separate account in additional shares of the fund.


The fund intends to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. In addition, the fund intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

Financial highlights information

Because the fund has limited operating history, no financial highlights information is included in this prospectus. Financial statements for the fund are in the SAI, which is available free upon request.

General matters

Voting Rights

We don't plan to hold annual shareholder meetings. However, we may hold special meetings to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this prospectus, for more information on your voting rights.


Year 2000 Issues


Like all financial and business organizations, the TIAA-CREF Life Funds and its service providers depend on the smooth functioning of their computer systems to operate. TIAA-CREF Life Funds' operations, including securities pricing and trading, could be affected if these computer systems fail or incorrectly process or calculate date-related information on or after January 1, 2000.


The TIAA-CREF Life Funds and Advisors have developed and have been actively carrying out an extensive Year 2000 plan to remediate, test and certify all internal computer systems, and to verify, to the extent possible, that external service providers will be ready for the year 2000. While we have taken steps we believe reasonably address the Year 2000 problem, we can't guarantee complete success or eliminate the possibility that interaction with outside computer systems could affect our operations. If the systems we rely upon do fail or produce faulty data, there could be delays in properly processing transactions, or we may be unable temporarily to engage in normal business activities. Also, performance could be affected if a systems failure at a company or government entity affects the price of securities the TIAA-CREF Life Funds owns.


Electronic Prospectuses


If you received this or the contract prospectus electronically and would like a paper copies, please call 800 842-2733, extension 5509, and we will send paper copies to you.

Householding


To lower costs and eliminate duplicate documents sent to your home, we may, if the SEC allows, begin mailing only one copy of this and the contract prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one participant lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 800 842-2733, extension 5509, or write us.

If you have any questions about the TIAA-CREF Life Funds' Stock Index Fund or the variable contract, please call us at 800 223-1200.



More information about TIAA-CREF Life Funds can be found in the Statement of Additional Information (SAI) for the fund dated April 1, 1999. When available, the TIAA-CREF Life Funds will also provide more information about its investments in its annual and semi-annual reports to shareholders. You can get copies of the SAI and annual and semi-annual reports without charge by calling 800-842-2733, extension 5509 or writing us at TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206. The SAI is "incorporated by reference" into this prospectus -- that means it's legally part of the prospectus.



Information about TIAA-CREF Life Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) public reference room (1-800-SEC-0330) in Washington, D.C. The information is also available through the SEC's internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section, Washington, DC 20549-6009.



April 1, 1999



SEC File Nos. 333-61759, 811-08961

                             TIAA-CREF LIFE FUNDS


                                Stock Index Fund


                      STATEMENT OF ADDITIONAL INFORMATION


                                 April 1, 1999



This Statement of Additional Information (SAI) is not a prospectus, although it should be read carefully in conjunction with the TIAA-CREF Life Funds' prospectus dated April 1, 1999 (the prospectus). A copy of the prospectus may be obtained by writing us at TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206 or by calling 800 842-2733, extension 5509. Terms used in the prospectus are incorporated in this SAI.





[TIAA-CREF logo]

Table of Contents


Item                                                       Page
---------------------------------------------------------- ----
Investment Policies, Strategies and Restrictions ......... B-3
Management of the Fund ................................... B-8
Control Persons .......................................... B-9
Investment Advisory and Other Services ................... B-9
Fund History and Description of the Fund ................. B-10
Valuation of Assets ...................................... B-11
Brokerage Allocation ..................................... B-11
Performance Information .................................. B-12
Tax Status ............................................... B-13
Underwriters ............................................. B-14
Legal Matters ............................................ B-14
Experts .................................................. B-14
Financial Statements ..................................... B-14
Index to Audited Financial Statements .................... B-15

For purposes of this SAI, the term "fund" shall refer to the TIAA-CREF Life Funds' Stock Index Fund.

Investment Policies, Strategies and Restrictions

The following information is intended to supplement the description of the investment objective and policies of the fund in the prospectus. Under the Investment Company Act of 1940, as amended (the 1940 Act), any of the fund's fundamental policies may not be changed without the vote of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). The non-fundamental investment restrictions contained in "Non-Principal Investment Strategies and Risk Considerations" below, may be changed by the TIAA-CREF Life Funds' Board of Trustees at any time.


Fundamental Policies
The following restrictions are fundamental policies of the fund:


1. The fund will not issue senior securities except as SEC regulations permit;


2. The fund will not borrow money, except: (a) it may purchase securities on margin, as described in restriction 9 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of the fund's assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5% of the fund's total assets taken at market value at the time of borrowing);


3. The fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;


4. The fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;


5. The fund will not invest in an industry if after giving effect to that investment the fund's holding in that industry would exceed 25% of its total assets; however, this restriction does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;


6. The fund will not purchase real estate or mortgages directly;


7. The fund will not purchase commodities or commodities contracts, except to the extent financial contracts (such as futures) are purchased as described herein;


8. The fund will not make loans, except: (a) that the fund may make loans of portfolio securities not exceeding 33 1/3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least the market value of the loaned securities, as reviewed daily; (b) loans through entry into repurchase agreements; (c) privately-placed debt securities may be purchased; (d) participation interests in loans, and similar investments, may be purchased; or (e) through an interfund loan program with affiliated investment companies, to the extent permitted by applicable SEC regulations; and


9. The fund will not purchase any security on margin except that the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities).


If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values of portfolio securities will not be considered a violation.


Non-Principal Investment Strategies and Risks


General
Besides equities, the fund can hold stock index futures contracts, options (puts and calls) on futures contracts, and debt securities whose prices or interest rates are linked to the return of a recognized stock market index, or swap arrangements where the return is linked to a recognized stock market index. The fund would make such investments in order to seek to match the total return of Russell 3000. However, they might not track the return of the Russell 3000 in all cases and can involve additional credit risks. Investing in options or futures contracts and entering into equity swaps involve special risks. These are discussed below. Such investing by the fund is subject to any necessary regulatory approvals.


The fund can hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock, and depository receipts for such securities. These securities are generally subject to the same types of market and financial risks that are described under "What are the Principal Risks of Investing in the Fund?" in the Prospectus.


The fund can hold fixed-income securities that it acquires because of mergers, recapitalizations, or otherwise. For liquidity, the fund can also invest in short-term debt securities and other money-market instruments, including those denominated in foreign currencies. Fixed-income securities, including short-term debt securities and other money market instruments, are subject to interest rate risks and financial risks. Interest rate risks are the risks that the instrument's value will decline if interest rates change. A rise in interest rates usually causes the market value of fixed-rate securities to go down, while rate deductions usually result in a market value increase. Financial risks come from the possibility the issuer won't be able to pay principal and interest when due.

The fund also can invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements.


These investments and other fund investment strategies are discussed in detail below.


Options and Futures
The fund can buy and sell options (puts and calls) and futures to the extent permitted by the New York State Insurance Department, the SEC, and the Commodity Futures Trading Commission ("CFTC"). We do not intend to use options and futures strategies in a speculative manner but rather we would use them primarily as hedging techniques or for cash management purposes.


Options and futures transactions may increase the fund's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.


Options. Option-related activities could include: (1) the sale of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the fund may engage in other types of options transactions consistent with its investment objective and policies and applicable law.


A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.


The fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the fund, the fund will realize a profit or loss on the transaction.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.


The fund may close out a position acquired through buying a put option by selling a put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premium of the put option sold by the fund, the fund would realize a profit or loss on the transaction.


In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of the fund's portfolio of securities. To the extent that the fund's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before the fund deals in any option.


There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, the fund may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of the fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on future investments than actually may be available at the future time. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.


A futures contract on an investment is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract -- assuming a "long" position -- the fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract -- assuming a "short" position -- it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.


Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the fund usually will be liquidated in this manner, the fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.


A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.


Stock index futures may be used to hedge the equity investments of the fund with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, the fund may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.


Unlike the purchase or sale of a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the fund may elect to close the position by taking an opposite position which will operate to terminate the fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain.


There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments which are the subject of the hedge. The fund will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the fund's portfolio securities or instruments sought to be hedged.


Successful use of futures contracts for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that, where the fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if the fund has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.


In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts arid the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors, the investment advisor for the fund, still may not result in a successful hedging transaction over a very short time period.


The fund may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that the fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5% of the liquidation value of the fund's portfolio, after-taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5%).

Firm Commitment Agreements and Purchase of "When-Issued" Securities
The fund can enter into firm commitment agreements for the purchase of securities on a specified future date. We expect that these transactions will be relatively infrequent. When the fund enters into a firm commitment agreement, liability for the purchase price -- and the rights and risks of ownership of the securities -- accrues to the fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the fund is obligated to purchase such securities, it will be required to segregate assets. See "Segregated Accounts," below.


Securities Lending
Subject to investment restriction 8(a) (relating to loans of portfolio securities) set forth above, the fund may lend its securities to brokers and dealers that are not affiliated with TIAA-CREF Life Insurance Company, are registered with the SEC and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, the fund will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by the Securities and Exchange Commission (SEC) (not to fall below 100% of the market value of the loaned securities), as reviewed daily. By lending its securities, the fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the fund by the borrower of the securities. Such loans will be terminable by the fund at any time and will not be made to affiliates of TIAA. The fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The fund may pay reasonable fees to persons unaffiliated with the fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, or in liquidating collateral, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

Illiquid Securities
The fund can invest up to 15 percent of its assets in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.


Repurchase Agreements
Repurchase agreements are one of several short-term vehicles the fund can use to manage cash balances effectively. In a repurchase agreement, we buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the fund's seller to deposit with the fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The fund will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.


Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the fund entering into the agreement may otherwise invest.


If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the fund entering into the agreement would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the fund; in such event the fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.


Swap Transactions
The fund may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.


By entering into a swap transaction, the fund may be able to protect the value of a portion of its portfolio against declines in market value. The fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities which may arise from time to time. The fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the fund. However, there can be no assurance that the return the fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.


While the fund will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the fund entering into the agreement would be limited to the agreement's contractual remedies. There can be no assurance that the fund will succeed when pursuing its contractual remedies. To minimize the fund's exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When the fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the fund's custodian. To the extent the fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See "Segregated Accounts," below.


Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See "Illiquid Securities" above.



To the extent that there is an imperfect correlation between the fund's obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the fund's financial risk. No fund therefore will enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of any fund to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the fund.

Segregated Accounts
In connection with when-issued securities, firm commitment agreements, and certain other transactions in which the fund incurs an obligation to make payments in the future, the fund may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, United States Government securities or other obligations as may be permitted by law.


Investment Companies
The fund can invest up to 10 percent of its assets in other investment companies.


Borrowing
The fund can borrow money from banks (no more than 33 1/3 percent of the market value of its assets at the time of borrowing), rather than through the sale of portfolio securities, when such borrowing appears more attractive for the fund. It can also borrow money from other sources temporarily (no more than 5 percent of the total market value of its assets at the time of borrowing), when, for example, the fund needs to meet liquidity requirements caused by greater than anticipated redemptions. See "Fundamental Policies" above.


Other Investment Techniques and Opportunities
The fund may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, regardless of how these actions may affect the weight of the particular securities in the fund's portfolio. It is not our policy to select investments based primarily on the possibility of one or more of these investment techniques and opportunities being presented.


Portfolio Turnover
The transactions the fund engages in are reflected in its portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the fund's portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund and ultimately by the fund's shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

The fund does not have a fixed policy on portfolio turnover although, because a higher portfolio turnover rate will increase brokerage costs, Advisors will carefully weigh the added costs of short term investment against the gains anticipated from such transactions.


Management of the Fund

The Board
A Board of Trustees (the Board) oversees the TIAA-CREF Life
Funds' business affairs and is responsible for major decisions about its investment objective and policies. The Board delegates the day-to-day management of the fund to Advisors and its officers (see below). The Board meets periodically to review the fund's activities, contractual arrangements with companies that provide services to the fund, and the performance of the investment portfolio.

Trustees and Officers of the TIAA-CREF Life Funds

                                         Position(s) Held            Principal Occupation(s)
Name and Address*                  Age   with Registrant             During Past 5 Years
---------------------------------- ----- --------------------------- -------------------------------------------------------------
Laurence W. Franz                  59    Trustee                     Vice President, Business and Finance, and Treasurer,
Canisius College                                                     Canisius College
2001 Main Street
Buffalo, New York 14208

Jeanmarie C. Grisi                 40    Trustee                     Treasurer, Carnegie Corporation of New York (a philanthropic
Carnegie Corporation of New York                                     grantmaking foundation)
437 Madison Avenue
New York, New York 10022

Richard M. Norman                  54    Trustee                     Vice President for Administration and Associate Treasurer,
Rutgers University                                                   Rutgers, The State University of New Jersey
Old Queens Building, Room 101
Somerset-George Street
New Brunswick, New Jersey 08903

Thomas G. Walsh**                  57    Chairman of the Board and   President, Teachers Personal Investors Services, Inc.
                                         President                   ("TPIS"), since February 1994, and Executive Vice President,
                                                                     TIAA and CREF

                            Position(s) Held                   Principal Occupation(s)
Name and Address*     Age   with Registrant                    During Past 5 Years
--------------------- ----- ---------------------------------- -------------------------------------------------------------------
John J. McCormack**   54    Trustee and Executive Vice         Executive Vice President, TIAA and CREF, since November 1983
                            President                          and President, TIAA-CREF Enterprises, since June 1998
Richard L. Gibbs      52    Executive Vice President           Executive Vice President, TIAA, CREF, TIAA-CREF Investment
                                                               Management, LLC ("Investment Management") and TIAA-CREF
                                                               Individual & Institutional Services, Inc. ("Services"), since 1993
Peter C. Clapman      63    Senior Vice President, Secretary   Senior Vice President and Chief Counsel, Investments, TIAA and CREF
                            and Chief Counsel,
                            Investments
Richard J. Adamski    57    Vice President and Treasurer       Vice President and Treasurer, Investment Management and Services,
                                                               since January 1992 and TPIS, since 1994, and Vice President and
                                                               Treasurer, TIAA and CREF



 * The address for all officers of the TIAA-CREF Life Funds is 730 Third
Avenue, New York, New York 10017-3206.
** This Trustee is or may be an "interested person" within the meaning of the Investment Company Act of 1940.
--------------------------------------------------------------------------------

Compensation of Trustees

Trustees who are not active officers of Teachers Insurance and Annuity Association (TIAA) each receive a total of $5,000 per year, plus $1,000 for each meeting of the Board of Trustees attended, for their service to both the TIAA-CREF Life Funds and TIAA Separate Account VA-1 (the "Fund Complex"). Compensation is allocated between the companies in the Fund Complex based on assets. Trustees who are active officers of TIAA do not receive any additional compensation for their services as trustees. (See "Advisors and TIAA" below). The following table sets forth the compensation paid to the TIAA-CREF Life Funds' trustees for the year ended December 31, 1998:


                                                      (3)
                                               Pension or
                                     (2)       Retirement               (4)             (5)
                  (1)          Aggregate         Benefits         Estimated           Total
              Name of       Compensation       Accrued As            Annual    Compensation
              Person,     From TIAA-CREF     Part of Fund     Benefits Upon       From Fund
             Position         Life Funds         Expenses        Retirement       Complex**
---------------------   ----------------   --------------   ---------------   -------------
Laurence W. Franz,          $ 21.50             $-0-            $  -0-            $6,750
Trustee
Jeanmarie C. Grisi,         $   -0-*            $-0-            $  -0-*           $  -0-
Trustee
Richard M. Norman,          $ 21.50             $-0-            $  -0-            $6,750
Trustee

 * Ms. Grisi has declined to accept compensation for her services.
** For purposes of this information, the Fund Complex consists of the TIAA-CREF
   Life Funds and TIAA Separate Account VA-1.
--------------------------------------------------------------------------------


Control Persons


Teachers Insurance and Annuity Association (TIAA), as the contributor of the initial capital for the TIAA-CREF Life Funds, owned 99.6% of the shares of the fund as of December 31, 1998.


Investment Advisory and Other Services

Investment Advisory Services
As explained in the prospectus, investment advisory services and related services for the TIAA-CREF Life Funds are provided by personnel of Advisors, which is registered under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the TIAA-CREF Life Funds, subject to the direction and control of the TIAA-CREF Life Funds' Board of Trustees. Advisors' will perform all research, make recommendations, and place orders for the purchase and sale of securities. Advisors also provides for portfolio accounting, custodial, and related services for the assets of the TIAA-CREF Life Funds.


As described in the prospectus, the investment management agreement between Advisors and the TIAA-CREF Life Funds provides for payment of an investment advisory fee of 0.30% of net assets annually for managing the Stock Index Fund. Currently, with Advisors waiving a portion of that fee, a daily deduction from the net assets of the Stock Index Fund is made at an annual rate of 0.07% for expenses related to the management of the assets of the Stock Index Fund.

Advisors and TIAA
Advisors is a wholly-owned indirect subsidiary of TIAA. The main offices of both TIAA and Advisors are at 730 Third Avenue, New York, New York 10017-3206. TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. Together, TIAA and CREF form the principal retirement system for the nation's education and research communities and the largest retirement system in the world, based on assets under management. TIAA-CREF serves approximately 2.1 million people. As of December 31, 1998, TIAA's assets were approximately $102 billion; the combined assets for TIAA and CREF totalled approximately $248 billion.



TIAA holds all of the shares of TIAA-CREF Enterprises, Inc., which in turn holds all the shares of Advisors, TIAA-CREF Life Insurance Company, and Teachers Personal Investors Services, Inc., the principal underwriter for the TIAA-CREF Life Funds and the TIAA-CREF Life Insurance Company variable annuity contracts funded by the TIAA-CREF Life Funds. TIAA also holds all the shares of TIAA-CREF Investment Management, LLC ("Investment Management"). Investment Management provides investment advisory services to the College Retirement Equities Fund, TIAA's companion organization. All of the foregoing are affiliates of the TIAA-CREF Life Funds and Advisors.


Custodian
The custodian for the assets of the fund is State Street Bank & Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02209.


Administrative Services
Teachers Advisors has retained State Street to provide the TIAA-CREF Life Funds with certain administrative services, including preparation of each fund's federal, state and local tax returns, preparation of fund financial information, and various other administrative services. Advisors, not the TIAA-CREF Life Funds, has agreed to pay State Street a fee for such services.


Auditors
The financial statements of TIAA-CREF Life Funds are audited by Ernst & Young LLP. The principal business address of Ernst & Young LLP is 787 Seventh Avenue, New York, New York 10019.



Fund History and Description of the Fund
TIAA-CREF Life Funds is a Delaware business trust organized on August 13, 1998, and is registered with the U.S. Securities and Exchange Commission (SEC) as a diversified "open-end" management investment company. It currently has only one investment portfolio, the Stock Index Fund (fund). As a Delaware business trust, the fund's operations are governed by its Declaration of Trust dated August 13, 1998, as amended (the Declaration). A copy of the fund's Certificate of Trust, dated August 13, 1998, is on file with the Office of the Secretary of State of the State of Delaware.


Shareholders Meetings and Voting Rights
Under the Declaration, the TIAA-CREF Life Funds are not required to hold annual meetings to elect Trustees or for other purposes, and therefore, we do not anticipate that the fund will hold shareholders' meetings unless required by law. The TIAA-CREF Life Funds will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the TIAA-CREF Life Funds.


With regard to matters for which the Investment Company Act of 1940 requires a shareholder vote, the separate account which issues the variable contracts funded by the TIAA-CREF Life Funds, as the legal owner of the TIAA-CREF Life Funds shares, typically votes fund shares in accordance with instructions received from contractowners (or annuitants or beneficiaries thereunder) having a voting interest in the separate account. Shares held by the separate account for which no instructions are received are generally voted by the separate account for or against any proposition, or in abstention, in the same proportion as the shares for which instructions have been received. You should refer to the separate prospectus, which accompanies this prospectus, describing your contract and the separate account, for more information on your voting rights.


Shares
The fund is authorized to issue an unlimited number of shares of beneficial interest in the fund, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the fund's investment portfolios. There is currently one series of shares and one investment portfolio.


Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.


Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by the share on all matters to which the holder of that share is entitled to vote. The shares do not have cumulative voting rights.


TIAA provided the initial capital for the fund by purchasing $25 million of shares of the Stock Index Fund. A separate account of TIAA-CREF Life Insurance Company invested an additional $100,000 in the fund. Such shares were acquired for investment and can only be disposed of by redemption.

Additional Portfolios
The TIAA-CREF Life Funds currently consists of a single investment portfolio, or fund. Pursuant to the Declaration, the Trustees may establish additional investment funds (technically "series" of shares).



Valuation of Assets

The assets of the TIAA-CREF Life Funds are valued as of the close of each valuation day in the following manner:


Equity Securities
Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:


Equity securities listed or traded on the New York Stock Exchange or the American Stock Exchange are valued based on their last sale price on such exchange on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Equity securities which are listed or traded on any other exchange are valued in a comparable manner on the principal exchange where traded.


Equity securities traded in the United States over-the-counter market are valued based on the last sale price on the date of valuation for NASDAQ National Market System securities, or at the mean of the closing bid and asked prices if no sale is reported. Other U.S. over-the-counter equity securities are valued at the mean of the closing bid and asked prices.


Equity securities may be valued at fair value as determined in good faith under the direction of the Board of Trustees if events materially affecting the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time the fund's net asset value is calculated.


Money Market Instruments
Money market instruments for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality, and type). Values for money market instruments will be obtained either from one or more of the major market makers or from one or more of the financial information services for the securities to be valued.


Options
Portfolio investments underlying options are valued as described above. Stock options written by the fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the fund's net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when the fund writes a call option, the amount of the premium is included in the fund's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the fund enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.


A premium paid on the purchase of a put will be deducted from the fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.


Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.


Investments for Which Market Quotations Are Not Readily Available
Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Board of Trustees.




Brokerage Allocation

Advisors is responsible for decisions to buy and sell securities for the fund as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of the fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the fund at the same time as for TIAA Separate Account VA-1, TIAA-CREF Mutual Funds or any other investment account that it may be managing, or at the same time as for a CREF account or other account that it may also be managing on behalf of Investment Management, the other investment adviser affiliated with TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.


Advisors will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. Advisors follows guidelines established by the Board for the placing of orders with the brokers providing such services.


Research or services obtained for the fund may be used by personnel of Advisors in managing other investment company accounts, or the CREF accounts for Investment Management. In such circumstances, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to the fund.



Performance Information

From time to time, we will advertise the total return and average annual total return of the fund. Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.


Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the fund's performance will include the fund's average annual total return for one-, five- and ten-year periods (and occasionally other periods as well).


All performance figures are based on past investment results. They aren't a guarantee that the fund will perform equally or similarly in the future. Write or call us for current performance figures for the fund.

Calculation of Performance Data
We may quote the fund's performance in various ways. All performance information in advertising is historical and is not intended to indicate future returns. The fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost. Performance of the fund will be presented net of any separate account fees and charges.


Total Return Calculations
Total returns quoted in advertising reflect all aspects of the fund's returns, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period according to the following formula:

              P(1 + T)n = ERV
    where:    P    =  the hypothetical initial payment
              T    =  average annual total return
              n    =  number of years in the period
              ERV  =  ending redeemable value of the hypothetical payment made at the beginning of the one-, five-, or 10-year period at the end of the one-, five-, or 10-year period (or fractional portion thereof).


For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the fund.


In addition to average annual returns, we may quote the fund's unaveraged or cumulative total returns reflecting the actual change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before or after tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Performance Comparisons
Performance information for the fund may be compared in advertisements, sales literature, and reports to Shareholders, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to (1) Frank Russell Co. Inc. indices, (2) the S&P 500, (3) the Dow Jones Industrial Average ("DJIA"), (4) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (5) Money Magazine Fund Watch, (6) Business Week's Mutual Fund Scoreboard, (7) SEI Funds Evaluation Services Equity Fund Report, (8) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index, (9) Value Line Composite Average (geometric),
(10) Wilshire Associates indices, (11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (12) Morningstar, Inc., and (13) VARDS. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.


The performance of the fund also may be compared to other indices or averages that measure performance of a pertinent group of securities. You should keep in mind that the composition of the investments in the reported averages will not be identical to that of the fund and that certain formula calculations (e.g., yield) may differ from index to index. In addition, there can be no assurance that any of the funds will continue its performance as compared to such indices.


We may also advertise ratings or rankings the fund receives from various rating services and organizations, including but not limited to any organization listed above.


The fund is not promoted, sponsored, endorsed, or sold by, nor affiliated with, Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the fund literature or publications and makes no representation or warranty, express or implied, as to their accuracy, completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to change or terminate the Russell 3000 Index. Frank Russell Company has no obligation to take the needs of the fund or the separate account contractowners into consideration in determining the index. Frank Russell Company's publication of the Russell 3000 Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all of the securities upon which the Index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness or reliability of the Index or any data included in the Index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Index or any securities comprising the Index. FRANK RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND OR NATURE, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR SECURITIES INCLUDED THEREIN.

Illustrating Compounding, Tax Deferral, and Expense Deductions
We may illustrate in advertisements, sales literature, and reports to contractowners or annuitants the effects of tax deferral and/or compounding of earnings on an investment in the TIAA-CREF Life Funds. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or different interest rate, varies depending on when the investment was made. To illustrate the effects of tax deferral, we will show how the total return from an investment of the same dollar amount, earning the same or different interest rates, for individuals in the same tax bracket, would vary between tax-deferred and taxable investments.


We may also illustrate in advertisements, sales literature, and reports to contractowners or annuitants the effect of an investment fund's expenses on total return over time. We may do this using a hypothetical investment earning a specified rate of return. We would show how the total return, net of expenses, from an investment of the same dollar amount in funds with the same investment results but different expense deductions varies increasingly over time. In the alternative, we would show the difference in the dollar amount of total expense charges paid over time by an investor in two or more different funds that have the same annual total return but different asset-based expense charges. We may also compare the TIAA-CREF Life Funds' expense charges to those of other investment products.


Net Asset Value
Charts and graphs using the fund's NAVs, adjusted NAVs, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return.


Moving Averages
We may illustrate the fund's performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. "Moving Average Activity Indicators" combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.



Tax Status

Although the TIAA-CREF Life Funds are organized as a Delaware business trust, neither the TIAA-CREF Life Funds nor the fund will be subject to any corporate excise or franchise tax in the State of Delaware, nor will it be liable for Delaware income taxes provided that the fund and any additional fund added qualifies as a "regulated investment company" ("RIC") for federal income tax purposes and satisfies certain income source requirements of Delaware law.

If the fund or any additional fund so qualifies and distributes all of its income and capital gains, it will also be exempt from the New York State franchise tax and the New York City general corporation tax, except for small minimum taxes.



The fund intends to qualify as a RIC under Subchapter M of the Code. In general, to qualify as a RIC: (a) at least 90% of the gross income of the fund for the taxable year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; (b) the fund must distribute to its shareholders 90% of its ordinary income and net short-term capital gains; and (c) the fund must diversify its assets so that, at the close of each quarter of its taxable year,
(i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the fund and engaged in the same, similar, or related trades or businesses.


If the fund fails to qualify as a RIC, the fund will be subject to federal and possibly state corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of the fund's available earnings and profits. Owners of a variable annuity or other variable insurance contracts invested in the fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. This could also happen if the fund fails to comply with the diversification requirements required of insurance company separate accounts under the Code.


The fund must declare and distribute dividends equal to at least 98% of its ordinary income (as of the twelve months ended December 31) and distributions of at least 98% of its net capital gains (as of the twelve months ended October
31), in order to avoid a federal excise tax. The fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to the funds's ordinary income and capital gains distributions are taxable as such to shareholders in the year in which they are received except dividends declared in October, November or December and paid in January. Dividends in the latter category are treated as paid on December 31.


This discussion of the tax treatment of the funds and their distributions is based on the federal, Delaware and New York tax laws in effect as of the date of this SAI. Contractowners should consult their tax advisers to determine the tax treatment of an investment in the fund.


Underwriters
The shares of the TIAA-CREF Life Funds are offered continuously by Teachers Personal Investors Services, Inc. (TPIS), which is registered with the SEC as a broker-dealer and is a member of the NASD. TPIS may be considered the "principal underwriter" for the shares of the fund. No commissions are paid in connection with the distribution of the shares of the TIAA-CREF Life Funds. The principal business address of TPIS is 730 Third Avenue, New York, New York 10017.


Legal Matters
All matters of applicable state law have been passed upon by Charles H. Stamm, Executive Vice President and General Counsel of TIAA and CREF. Legal matters relating to the federal securities laws have been passed upon by Sutherland Asbill & Brennan LLP, Washington, D.C.


Experts
The financial statements of the TIAA-CREF Life Funds included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


Other Information
This Statement of Additional Information and the Prospectus for the fund do not contain all the information set forth in the registration statement and exhibits relating thereto (including the Declaration of Trust), which the fund has filed with the SEC, to which reference is hereby made.


Financial Statements
The financial statements of the TIAA-CREF Life Funds follow.

                     TIAA-CREF LIFE FUNDS--STOCK INDEX FUND
                      INDEX TO AUDITED FINANCIAL STATEMENTS
                                DECEMBER 31, 1998



                                              Page
                                              ----
TIAA-CREF Life Funds--Stock Index Fund:
Report of Management Responsibility ......... B-16
Report of Independent Auditors .............. B-17
Statement of Assets and Liabilities ......... B-18
Statement of Operations ..................... B-19
Statement of Changes in Net Assets .......... B-20
Financial Highlights ........................ B-21
Notes to Financial Statements ............... B-22
Statement of Investments .................... B-24

[TIAA-CREF logo]


--------------------------------------------------------------------------------

                      REPORT OF MANAGEMENT RESPONSIBILITY


To the Shareholders of
 the Stock Index Fund of TIAA-CREF Life Funds:

The accompanying financial statements of the Stock Index Fund of TIAA-CREF Life Funds (the "Fund") are the responsibility of management. They have been prepared in accordance with generally accepted accounting principles and have been presented fairly and objectively in accordance with such principles.


The Fund has established and maintains a strong system of internal controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, the TIAA-CREF Life Insurance Company's internal audit personnel provide a continuing review of the internal controls and operations of the Account.


The accompanying financial statements have been audited by the independent auditing firm of Ernst & Young LLP. The independent auditors' report, which appears on the following page, expresses an independent opinion on these financial statements.


The Fund's Board of Trustees, the majority of whom are not officers of TIAA-CREF Life Insurance Company, meets regularly with management, representatives of Ernst & Young LLP and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the financial statements of the Fund by the independent auditing firm, the Securities and Exchange Commission performs periodic examinations of the Fund's operations.

                                                   /s/ Thomas G. Walsh
                                              ---------------------------------
                                                          President
                                                 and Chief Executive Officer



                                                   /s/ Richard L. Gibbs
                                              ---------------------------------
                                                    Chief Financial Officer
                                                 and Executive Vice President

Ernst & Young LLP              787 Seventh Avenue      Telephone: (212) 773-3000
                               New York, NY 10019



                         REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees of the Stock Index Fund of TIAA-CREF Life Funds:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Stock Index Fund of TIAA-CREF Life Funds (the "Fund") as of December 31, 1998, and the related statements of operations and changes in net assets and financial highlights for the period December 1, 1998 (commencement of operations) to December 31, 1998. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Stock Index Fund of TIAA-CREF Life Funds at December 31, 1998, and the results of its operations, and the changes in its net assets and the financial highlights for the period December 1, 1998 (commencement of operations) to December 31, 1998, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP


February 5, 1999


       Ernst & Young LLP is a member of Ernst & Young International, Ltd.

                     TIAA-CREF LIFE FUNDS STOCK INDEX FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998



ASSETS
 Investments, at cost .................................................     $ 25,140,357
 Net unrealized appreciation of portfolio investments .................        1,057,920
                                                                            ------------
 Investments, at value ................................................       26,198,277
 Dividends and interest receivable ....................................           23,627
 Receivable from securities transactions ..............................           42,243
                                                                            ------------
                                                           TOTAL ASSETS       26,264,147
                                                                            ------------
LIABILITIES
 Amount due to bank ...................................................            6,734
 Payable for securities transactions ..................................           43,618
 Accrued expenses .....................................................            1,498
                                                                            ------------
                                                     TOTAL LIABILITIES            51,850
                                                                            ------------
NET ASSETS ............................................................     $ 26,212,297
                                                                            ============
Net assets consist of:
 Paid in capital ......................................................       25,152,840
 Accumulated undistributed net investment income ......................            1,537
 Accumulated net unrealized appreciation on investments ...............        1,057,920
                                                                            ------------
NET ASSETS ............................................................     $ 26,212,297
                                                                            ============
NUMBER OF SHARES OUTSTANDING, $.0001 par value,
 unlimited number of shares of beneficial interest authorized .........        1,006,046
                                                                            ============
NET ASSET VALUE PER SHARE .............................................     $      26.05
                                                                            ============


                       See notes to financial statements.

                              TIAA-CREF LIFE FUNDS
                                STOCK INDEX FUND
                             STATEMENT OF OPERATIONS
For the Period December 1, 1998 (commencement of operations) to December 31,
1998


INVESTMENT INCOME
 Income:
  Interest .....................................................    $   30,853
  Dividends ....................................................        25,022
                                                                    ----------
                                                    TOTAL INCOME        55,875
                                                                    ----------
 Expenses--Note 3:
  Management fee ...............................................         6,224
  Trustee fees and expenses ....................................            46
                                                                    ----------
                                          EXPENSES BEFORE WAIVER         6,270
  Less expenses waived by the advisor ..........................         4,772
                                                                    ----------
                                                    NET EXPENSES         1,498
                                                                    ----------
                                          INVESTMENT INCOME--NET        54,377
                                                                    ----------
UNREALIZED GAIN ON INVESTMENTS--Note 4
  Net change in unrealized appreciation on investments .........     1,057,920
                                                                    ----------
                              NET UNREALIZED GAIN ON INVESTMENTS     1,057,920
                                                                    ----------
            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $1,112,297
                                                                    ==========

                       See notes to financial statements.

                              TIAA-CREF LIFE FUNDS
                                STOCK INDEX FUND
                       STATEMENT OF CHANGES IN NET ASSETS
For the Period December 1, 1998 (commencement of operations) to December 31,
1998


OPERATIONS
 Investment income--net ........................................   $    54,377
 Net change in unrealized appreciation on investments ..........     1,057,920
                                                                   -----------
                                      NET INCREASE IN NET ASSETS
                                       RESULTING FROM OPERATIONS     1,112,297
                                                                   -----------
DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income ....................................       (52,840)
                                                                   -----------
                                             TOTAL DISTRIBUTIONS       (52,840)
                                                                   -----------
SHAREHOLDER TRANSACTIONS
 Seed money subscriptions ......................................    25,100,000
 Reinvestment of distributions .................................        52,840
                                                                   -----------
                      NET INCREASE FROM SHAREHOLDER TRANSACTIONS    25,152,840
                                                                   -----------
                                                      NET ASSETS   $26,212,297
                                                                   ===========
CHANGE IN FUND SHARES
 Shares sold ...................................................     1,004,000
 Shares issued in reinvestment of distributions ................         2,046
                                                                   -----------
                              NET INCREASE IN SHARES OUTSTANDING     1,006,046
                                                                   ===========


                       See notes to financial statements.

                     TIAA-CREF LIFE FUNDS STOCK INDEX FUND
                              FINANCIAL HIGHLIGHTS
For the Period December 1, 1998 (commencement of operations) to December 31,
                                     1998


SELECTED PER SHARE DATA
Net asset value, beginning of period ..................................     $ 25.00
                                                                            -------
Gain from investment operations:
 Net investment income ................................................        0.05
 Net unrealized gain on investments ...................................        1.05
                                                                           --------
Total gain from investment operations .................................        1.10
                                                                           --------
Distributions:
 From net investment income ...........................................      ( 0.05)
                                                                           --------
Total distributions ...................................................      ( 0.05)
                                                                           --------
Net asset value, end of period ........................................    $  26.05
                                                                           ========
TOTAL RETURN ..........................................................        4.41%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands) ............................      26,212
Ratio of expenses to average net assets before expense waiver .........        0.03%
Ratio of expense to average net assets after expense waiver ...........        0.01%
Ratio of net investment income to average net assets ..................        0.22%
Portfolio turnover rate ...............................................        0.00%

The percentages shown above are not annualized.


                       See notes to financial statements.

                             TIAA-CREF LIFE FUNDS
                                STOCK INDEX FUND
                         NOTES TO FINANCIAL STATEMENTS


NOTE 1--ORGANIZATION
TIAA-CREF Life Funds is a Delaware business trust that was organized on August 13, 1998 and is registered with the Securities and Exchange Commission ("Commission") under the Investment Company Act of 1940 as an open-end management investment company. It currently consists of one series, the Stock Index Fund (the "Fund") which invests in a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by a broad stock market index. TIAA-CREF Life Separate Account VA-1 (the "Account") which is registered with the Commission as a unit investment trust under the 1940 Act invests in the Fund. The Account is a separate account of TIAA-CREF Life Insurance Company ("TIAA-CREF Life") which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, and is a wholly-owned indirect subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"), also a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918.

The Fund commenced operations on December 1, 1998 when the Account purchased 4,000 shares at $25 per share, for a total of $100,000 and TIAA purchased 1,000,000 shares at $25 per share, for a total of $25,000,000. At December 31, 1998, the Account owned 4,008 shares of the Fund, with a total value of $104,412 and TIAA owned 1,002,038 shares of the Fund, with a total value of $26,107,885.

Teachers Advisors, Inc. ("Advisors"), an indirect subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment advisory services for the Fund pursuant to an Investment Management Agreement between TIAA-CREF Life, Advisors and the Fund.



NOTE 2--SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund, which are in conformity with generally accepted accounting principles.

Valuation of Investments: Securities listed or traded on any United States national securities exchange are valued at the last sales price as of the close of the principal securities exchange on which such securities are traded or, if there is no sale, at the mean of the last bid and asked prices on such exchange. Securities traded only in the over-the-counter market and quoted in the NASDAQ National Market System are valued at the last sales price, or at the mean of the last bid and asked prices if no sale is reported. All other over-the-counter securities are valued at the mean of the last bid and asked prices. Short-term money market instruments are stated at market value. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Trustees.

Accounting for Investments: Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Interest income is recorded as earned and, for short-term money market instruments, includes accrual of discount and amortization of premium. Dividend income is recorded on the ex-dividend date. Realized gains and losses on security transactions are accounted for on the specific identification basis.


Federal Income Taxes: The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and, as such, will not be subject to federal income taxes to the extent that it distributes substantially all taxable income each year.



NOTE 3--MANAGEMENT AGREEMENTS
Daily charges are deducted from the net assets of the Fund for investment management services provided by Advisors. The Investment Management Agreement sets the investment advisory fee at an annual rate of 0.30% of the net assets of the Fund. Currently, Advisors has agreed to waive a portion of such fee, so that the daily deduction is equivalent to an annual charge of 0.07% of the net assets of the Fund.

                             TIAA-CREF LIFE FUNDS
                                STOCK INDEX FUND
                   NOTES TO FINANCIAL STATEMENTS (Concluded)

NOTE 4--INVESTMENTS
At December 31, 1998, net unrealized appreciation of portfolio investments was $1,057,920, consisting of gross unrealized appreciation of $1,388,414 and gross unrealized depreciation of $330,494. These amounts are not materially different from such amounts on a federal income tax basis.

Purchases of securities, other than short-term money market instruments, for the period December 1, 1998 (commencement of operations) to December 31, 1998, was $25,075,638. There were no sales of securities during the period.



NOTE 5--TRUSTEE FEES
The Fund pays its Trustees who are not also officers or affiliated persons of the Fund, certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees.

                               TIAA-CREF LIFE FUND
                   STATEMENT OF INVESTMENTS--STOCK INDEX FUND
                                DECEMBER 31, 1998

                              SUMMARY BY INDUSTRY





                                                         VALUE               %
                                                 --------------------   ----------
COMMON STOCK
  AGRICULTURAL PRODUCTION--CROPS .............        $     8,100         0.03%
  AMUSEMENT AND RECREATION SERVICES ..........              9,412         0.04
  APPAREL AND ACCESSORY STORES ...............            142,443         0.54
  APPAREL AND OTHER TEXTILE PRODUCTS .........             23,725         0.09
  AUTO REPAIR, SERVICES AND PARKING ..........             12,362         0.05
  AUTOMOTIVE DEALERS AND SERVICE STATIONS                  13,175         0.05
  BUILDING MATERIALS AND GARDEN SUPPLIES .....            296,318         1.13
  BUSINESS SERVICES ..........................          1,840,557         7.02
  CHEMICALS AND ALLIED PRODUCTS ..............          3,548,584        13.54
  COMMUNICATIONS .............................          2,943,031        11.23
  DEPOSITORY INSTITUTIONS ....................          2,217,991         8.46
  EATING AND DRINKING PLACES .................            188,906         0.72
  EDUCATIONAL SERVICES .......................             15,275         0.06
  ELECTRIC, GAS, AND SANITARY SERVICES .......          1,100,408         4.20
  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT               2,040,844         7.79
  ENGINEERING AND MANAGEMENT SERVICES ........             37,499         0.14
  FABRICATED METAL PRODUCTS ..................            224,817         0.86
  FOOD AND KINDRED PRODUCTS ..................          1,103,492         4.21
  FOOD STORES ................................            195,936         0.75
  FURNITURE AND FIXTURES .....................             35,630         0.14
  FURNITURE AND HOMEFURNISHINGS STORES .......             55,460         0.21
  GENERAL BUILDING CONTRACTORS ...............             29,718         0.11
  GENERAL MERCHANDISE STORES .................            602,164         2.30
  HEALTH SERVICES ............................            123,117         0.47
  HEAVY CONSTRUCTION, EXCEPT BUILDING ........              2,637         0.01
  HOLDING AND OTHER INVESTMENT OFFICES .......            184,901         0.71
  HOTELS AND OTHER LODGING PLACES ............             30,297         0.12
  INDUSTRIAL MACHINERY AND EQUIPMENT .........          1,971,800         7.52
  INSTRUMENTS AND RELATED PRODUCTS ...........            540,540         2.06
  INSURANCE AGENTS, BROKERS AND SERVICE ......             23,375         0.09
  INSURANCE CARRIERS .........................          1,314,359         5.01
  LOCAL AND INTERURBAN PASSENGER TRANSIT                    6,937         0.03
  LUMBER AND WOOD PRODUCTS ...................             50,086         0.19
  METAL MINING ...............................             26,162         0.10
  MISCELLANEOUS MANUFACTURING
   INDUSTRIES ................................             19,262         0.07
  MISCELLANEOUS RETAIL .......................            288,372         1.10
  MOTION PICTURES ............................            167,725         0.64


                                                         VALUE               %
                                                 --------------------   ----------
  NONDEPOSITORY INSTITUTIONS .................        $   609,510         2.33%
  NONMETALLIC MINERALS, EXCEPT FUELS .........             12,437         0.05
  OIL AND GAS EXTRACTION .....................            107,166         0.41
  PAPER AND ALLIED PRODUCTS ..................            230,374         0.88
  PERSONAL SERVICES ..........................             39,699         0.15
  PETROLEUM AND COAL PRODUCTS ................          1,150,860         4.39
  PRIMARY METAL INDUSTRIES ...................             81,804         0.31
  PRINTING AND PUBLISHING ....................            335,690         1.28
  RAILROAD TRANSPORTATION ....................            107,650         0.41
  REAL ESTATE ................................              8,900         0.03
  RUBBER AND MISCELLANEOUS PLASTIC
   PRODUCTS ..................................            123,022         0.47
  SECURITY AND COMMODITY BROKERS .............            282,483         1.08
  STONE, CLAY, AND GLASS PRODUCTS ............             31,268         0.12
  TEXTILE MILL PRODUCTS ......................             11,568         0.04
  TOBACCO PRODUCTS ...........................            350,675         1.34
  TRANSPORTATION BY AIR ......................            127,505         0.49
  TRANSPORTATION EQUIPMENT ...................            809,887         3.09
  TRANSPORTATION SERVICES ....................             32,550         0.12
  TRUCKING AND WAREHOUSING ...................              2,912         0.01
  WATER TRANSPORTATION .......................             11,606         0.04
  WHOLESALE TRADE-DURABLE GOODS ..............             35,680         0.13
  WHOLESALE TRADE-NONDURABLE GOODS ...........            152,652         0.58
                                                      -----------       ------
 TOTAL COMMON STOCK
  (Cost $25,033,395) .........................         26,091,315        99.54
                                                      -----------       ------
 SHORT TERM INVESTMENT
 U.S. GOVERNMENT AGENCY ......................            106,962         0.41
                                                      -----------       ------
 TOTAL SHORT TERM INVESTMENT
  (Cost $106,962) ............................            106,962         0.41
                                                      -----------       ------
 TOTAL PORTFOLIO
  (Cost $25,140,357) .........................         26,198,277        99.95
 OTHER ASSETS & LIABILITIES, NET .............             14,020         0.05
                                                      -----------       ------
 NET ASSETS ..................................        $26,212,297       100.00%
                                                      ===========       ======


                       See notes to financial statements.

                               TIAA-CREF LIFE FUND
                   STATEMENT OF INVESTMENTS--STOCK INDEX FUND
                                DECEMBER 31, 1998





                          SHARES                                    VALUE
-----------------------------------------------------------   -----------------
COMMON STOCK--99.54%
 AGRICULTURAL PRODUCTION-CROPS--0.03%
     300     PIONEER-HI-BRED INTERNATIONAL, INC ...........   $      8,100
                                                              ------------
 AMUSEMENT AND RECREATION SERVICES--0.04%
     600   o HARRAH'S ENTERTAINMENT, INC ..................          9,412
                                                              ------------
 APPAREL AND ACCESSORY STORES--0.54%
     200   o ABERCROMBIE & FITCH CO (CLASS A) .............         14,150
     200   o ANN TAYLOR STORES CORP .......................          7,887
   1,300     GAP, INC .....................................         73,125
     300     NORDSTROM, INC ...............................         10,406
     200     ROSS STORES, INC .............................          7,875
   1,000     TJX COS, INC .................................         29,000
                                                              ------------
                                                                   142,443
                                                              ------------
 APPAREL AND OTHER TEXTILE PRODUCTS--0.09%
     400   o FRUIT OF THE LOOM, INC (CLASS A) .............          5,525
     400   o JONES APPAREL GROUP, INC .....................          8,825
     200     VF CORP ......................................          9,375
                                                              ------------
                                                                    23,725
                                                              ------------
 AUTO REPAIR, SERVICES AND PARKING--0.05%
     100     HERTZ CORP (CLASS A) .........................          4,562
     300     RYDER SYSTEM, INC ............................          7,800
                                                              ------------
                                                                    12,362
                                                              ------------
 AUTOMOTIVE DEALERS AND SERVICE STATIONS--0.05%
     400     AUTOZONE, INC ................................         13,175
                                                              ------------
 BUILDING MATERIALS AND GARDEN SUPPLIES--1.13%
     200   o EAGLE HARDWARE & GARDEN, INC .................          6,500
   3,900     HOME DEPOT, INC ..............................        238,631
   1,000     LOWES COS, INC ...............................         51,187
                                                              ------------
                                                                   296,318
                                                              ------------
 BUSINESS SERVICES--7.02%
     300   o ACNEILSEN CORP ...............................          8,475
     100   o ACXIOM CORP ..................................          3,100
   1,300     AMERICA ONLINE, INC ..........................        208,000
     200   o AMERICAN MANAGEMENT SYSTEMS, INC .............          8,000
     600   o ASCEND COMMUNICATIONS, INC ...................         39,450
     200     AUTODESK, INC ................................          8,537
     600     AUTOMATIC DATA PROCESSING, INC ...............         48,112
     600   o BMC SOFTWARE, INC ............................         26,737
     300   o CADENCE DESIGN SYSTEMS, INC ..................          8,925
     100   o CHOICEPOINT, INC .............................          6,450
     100   o CITRIX SYSTEMS, INC ..........................          9,706
     100   o CMGI, INC ....................................         10,650
   1,300     COMPUTER ASSOCIATES INTERNATIONAL, INC                 55,412
     100   o COMPUTER HORIZONS CORP .......................          2,662
     300   o COMPUTER SCIENCES CORP .......................         19,331
     500     COMPUWARE CORP ...............................         39,062
     100     CSG SYSTEMS INTERNATIONAL, INC ...............          7,900
     124   o DST SYSTEMS, INC .............................          7,075
   1,000     ELECTRONIC DATA SYSTEMS CORP .................         50,250
     300   o ELECTRONICS FOR IMAGING, INC .................         12,056
     300     EQUIFAX, INC .................................         10,256
   1,500     FIRST DATA CORP ..............................         47,531
     300   o GTECH HOLDINGS CORP ..........................          7,687
   1,500     HBO & CO .....................................         43,031
     300   o INTERIM SERVICES, INC ........................          7,012
     100   o INTERNATIONAL NETWORK SERVICES ...............          6,650
     300     INTERPUBLIC GROUP OF COS, INC ................         23,925
     100   o INTUIT, INC ..................................          7,250
     300   o J.D. EDWARDS & CO ............................          8,512
     300   o KEANE, INC ...................................         11,981
     400   o LEARNING CO, INC .............................         10,375


                          SHARES                                    VALUE
-----------------------------------------------------------   -----------------
     100   o LYCOS, INC ...................................   $      5,556
     400     MANPOWER, INC ................................         10,075
     200   o MEDQUIST, INC ................................          7,900
     100   o METAMOR WORLDWIDE, INC .......................          2,500
   4,500   o MICROSOFT CORP ...............................        624,093
     100   o MINDSPRING ENTERPRISES, INC ..................          6,106
     200   o NETWORKS ASSOCIATES, INC .....................         13,250
     400     NIELSEN MEDIA RESEARCH .......................          7,200
     900   o NOVELL, INC ..................................         16,312
     300     OMNICOM GROUP, INC ...........................         17,400
   2,200   o ORACLE CORP ..................................         94,875
     800   o PARAMETRIC TECHNOLOGY CORP ...................         13,100
     500     PAYCHEX, INC .................................         25,718
     400   o PLATINUM TECHNOLOGY, INC .....................          7,650
     200   o POLICY MANAGEMENT SYSTEMS CORP ...............         10,100
     400   o RATIONAL SOFTWARE CORP .......................         10,600
     400   o ROBERT HALF INTERNATIONAL, INC ...............         17,875
     100     SEI INVESTMENT CO ............................          9,937
     300   o SIEBEL SYSTEMS, INC ..........................         10,181
     200   o SNYDER COMMUNICATIONS, INC ...................          6,750
     200   o STRUCTURAL DYNAMICS RESEARCH CORP ............          3,975
     900   o SUN MICROSYSTEMS, INC ........................         77,062
     300     TRUE NORTH COMMUNICATIONS, INC ...............          8,062
     200   o VALASSIS COMMUNICATIONS, INC .................         10,325
     100   o VERITAS SOFTWARE CORP ........................          5,993
     200   o YAHOO, INC ...................................         47,387
     200   o YOUNG & RUBICAM, INC .........................          6,475
                                                              ------------
                                                                 1,840,557
                                                              ------------
 CHEMICALS AND ALLIED PRODUCTS--13.54%
   3,900     ABBOTT LABORATORIES CO .......................        191,100
     200   o AGOURON PHARMACEUTICALS, INC .................         11,750
     900     AIR PRODUCTS & CHEMICALS, INC ................         36,000
     300     ALBERTO CULVER CO (CLASS B) ..................          8,006
     100     ALLERGAN, INC ................................          6,475
     200     ALPHARMA, INC (CLASS A) ......................          7,062
   3,000     AMERICAN HOME PRODUCTS CORP ..................        168,937
     800   o AMGEN, INC ...................................         83,650
     200     AVON PRODUCTS, INC ...........................          8,850
     300   o BIOGEN, INC ..................................         24,900
   2,400     BRISTOL MYERS SQUIBB CO ......................        321,150
     300   o CENTOCOR, INC ................................         13,537
     200     CLOROX CO ....................................         23,362
     600     COLGATE PALMOLIVE CO .........................         55,725
     400     CROMPTON & KNOWLES CORP ......................          8,275
     600     DOW CHEMICAL CO ..............................         54,562
   2,700     DU PONT (E.I.) DE NEMOURS & CO ...............        143,268
     100     EASTMAN CHEMICAL CO ..........................          4,475
     100   o FMC CORP .....................................          5,600
     700     HERCULES, INC ................................         19,162
     100   o ICOS CORP ....................................          2,975
     200   o IDEC PHARMACEUTICALS CORP ....................          9,400
     100   o IMMUNEX CORP .................................         12,581
     200     INTERNATIONAL FLAVORS & FRAGRANCES, INC ......          8,837
     600   o IVAX CORP ....................................          7,462
   3,400     JOHNSON & JOHNSON CO .........................        285,175
     200     JONES PHARMACEUTICAL, INC ....................          7,300
     300     LAUDER (ESTEE) CO (CLASS A) ..................         25,650
   2,400     LILLY (ELI) & CO .............................        213,300
     300     LUBRIZOL CORP ................................          7,706
     400     MALLINCKRODT, INC ............................         12,325
     100   o MEDIMMUNE, INC ...............................          9,943
   2,900     MERCK & CO, INC ..............................        428,293

                       See notes to financial statements.

                             SHARES                                      VALUE
----------------------------------------------------------------   -----------------
 CHEMICALS AND ALLIED PRODUCTS--(Continued)
     400     MILLENNIUM CHEMICAL, INC ..........................   $     7,950
   1,200     MONSANTO CO .......................................        57,000
     700     MORTON INTERNATIONAL, INC .........................        17,150
     700     MYLAN LABORATORIES, INC ...........................        22,050
     200     OLIN CORP .........................................         5,662
   3,100     PFIZER, INC .......................................       388,856
   1,000     PHARMACIA & UPJOHN, INC ...........................        56,625
     500     PPG INDUSTRIES, INC ...............................        29,125
     500     PRAXAIR, INC ......................................        17,625
   3,400     PROCTER & GAMBLE CO ...............................       310,462
     600     ROHM & HAAS CO ....................................        18,075
   3,500     SCHERING-PLOUGH CORP ..............................       193,375
     300     SCHULMAN (A.), INC ................................         6,806
     300     SHERWIN-WILLIAMS CO ...............................         8,812
     400     SIGMA ALDRICH CORP ................................        11,750
   2,100     WARNER-LAMBERT CO .................................       157,893
     200   o WATSON PHARMACEUTICALS, INC .......................        12,575
                                                                   -----------
                                                                     3,548,584
                                                                   -----------
 COMMUNICATIONS--11.23%
     200   o ADELPHIA COMMUNICATIONS CORP
             (CLASS A) .........................................         9,150
   1,400   o AIRTOUCH COMMUNICATIONS, INC ......................       100,975
     200     ALIANT COMMUNICATIONS, INC ........................         8,175
     500     ALLTEL CORP .......................................        29,906
   2,600     AMERITECH CORP ....................................       164,775
     100   o ASSOCIATED GROUP, INC (CLASS A) ...................         4,300
   4,500     AT & T CORP .......................................       338,625
   4,100     BELL ATLANTIC CORP ................................       217,300
   5,000     BELLSOUTH CORP ....................................       249,375
     400   o CABLEVISION SYSTEMS CORP (CLASS A) ................        20,075
   2,000     CBS CORP ..........................................        65,500
     200     CENTURY TELEPHONE ENTERPRISES, INC ................        13,500
     300     CINCINNATI BELL, INC ..............................        11,343
     200   o CLEAR CHANNEL COMMUNICATIONS, INC .................        10,900
     900     COMCAST CORP (CLASS A) SPECIAL ....................        52,818
     100   o EXODUS COMMUNICATIONS, INC ........................         6,425
   2,600     GTE CORP ..........................................       169,000
     300   o HEARST-ARGYLE TELEVISION, INC .....................         9,900
     200   o HEFTEL BROADCASTING CORP (CLASS A) ................         9,850
     300   o ICG COMMUNICATIONS, INC ...........................         6,450
   1,100   o LEVEL 3 COMMUNICATIONS, INC .......................        47,437
     600   o LIBERTY MEDIA GROUP (CLASS A) .....................        27,637
   3,100     LUCENT TECHNOLOGIES, INC ..........................       341,000
   4,400   o MCI WORLDCOM, INC .................................       315,700
     300   o MCLEODUSA, INC (CLASS A) ..........................         9,375
   1,100   o MEDIA ONE GROUP, INC ..............................        51,700
     300   o NEXTLINK COMMUNICATIONS, INC ......................         8,512
     200   o NTL, INC ..........................................        11,287
   4,900     SBC COMMUNICATIONS, INC ...........................       262,762
     400   o SKYTEL COMMUNICATIONS, INC ........................         8,850
     700     SPRINT CORP (FON GROUP) ...........................        58,887
   1,000   o SPRINT CORP (PCS GROUP) ...........................        23,125
   1,000   o TELE-COMMUNICATIONS, INC (CLASS A) ................        55,312
   1,700   o TELECOM-TCI VENTURES GROUP (CLASS A) ..............        40,056
   1,400     U.S. WEST, INC ....................................        90,475
     300   o U.S.A. NETWORKS, INC ..............................         9,937
     200   o UNIVISION COMMUNICATIONS, INC .....................         7,237
     900   o VIACOM, INC (CLASS B) .............................        66,600
     400   o WESTERN WIRELESS CORP (CLASS A) ...................         8,800
                                                                   -----------
                                                                     2,943,031
                                                                   -----------
 DEPOSITORY INSTITUTIONS--8.46%
     200     AMSOUTH BANCORP ...................................         9,125
     300     ASSOCIATED BANC-CORP ..............................        10,256
     300     ASTORIA FINANCIAL CORP ............................        13,725
     300     BANCORPSOUTH, INC .................................         5,418
     200     BANCWEST CORP .....................................         9,600


                             SHARES                                      VALUE
----------------------------------------------------------------   -----------------
   1,600     BANK OF NEW YORK CO, INC ..........................   $    64,400
   3,200     BANK ONE CORP .....................................       163,400
   4,100     BANKAMERICA CORP ..................................       246,512
     800     BANKBOSTON CORP ...................................        31,150
     300     BANKERS TRUST CORP ................................        25,631
     500     BB&T CORP .........................................        20,156
     100     CCB FINANCIAL CORP ................................         5,700
   2,300     CHASE MANHATTAN CORP ..............................       156,543
     500     COMERICA, INC .....................................        34,093
     300     COMMUNITY FIRST BANKSHARES, INC ...................         6,318
     400     COMPASS BANCSHARES, INC ...........................        15,225
     100     CRESTAR FINANCIAL CORP ............................         7,200
     100     CULLEN FROST BANKERS, INC .........................         5,487
     600     DIME BANCORP, INC .................................        15,862
     200     F.N.B. CORP .......................................         5,650
     600     FIFTH THIRD BANCORP ...............................        42,787
     500     FIRST AMERICAN CORP ...............................        22,187
     400     FIRST SECURITY CORP ...............................         9,350
     500     FIRST TENNESSEE NATIONAL CORP .....................        19,031
   2,500     FIRST UNION CORP ..................................       152,031
     400     FIRSTAR CORP ......................................        37,300
   1,700     FLEET FINANCIAL GROUP, INC ........................        75,968
     200     FULTON FINANCIAL CORP .............................         4,500
     300     GOLDEN WEST FINANCIAL CORP ........................        27,506
     200     GREENPOINT FINANCIAL CORP .........................         7,025
     900     HIBERNIA CORP (CLASS A) ...........................        15,637
     300     HUBCO, INC ........................................         9,037
     600     HUNTINGTON BANCSHARES, INC ........................        18,037
   1,600     KEYCORP ...........................................        51,200
   2,200     MBNA CORP .........................................        54,862
     500     MELLON BANK CORP ..................................        34,375
     600     MERCANTILE BANCORP, INC ...........................        27,675
     400     MERCANTILE BANKSHARES CORP ........................        15,400
     300     MORGAN (J.P.) & CO, INC ...........................        31,518
   1,000     NATIONAL CITY CORP ................................        72,500
     800     NORTH FORK BANCORP, INC ...........................        19,150
     100     NORTHERN TRUST CORP ...............................         8,731
     200     ONE VALLEY BANCORP, INC ...........................         6,575
     400     PACIFIC CENTURY FINANCIAL CORP ....................         9,750
   1,000     PNC BANK CORP .....................................        54,125
     200     POPULAR, INC ......................................         6,800
     600     PROVIDIAN FINANCIAL CORP ..........................        45,000
     700     REGIONS FINANCIAL CORP ............................        28,218
     200     REPUBLIC NEW YORK CORP ............................         9,112
     200   o ROSLYN BANCORP, INC ...............................         4,300
     700     SOUTHTRUST CORP ...................................        25,856
     300     STATE STREET CORP .................................        20,868
     600     SUMMIT BANCORP ....................................        26,212
     700     SUNTRUST BANKS, INC ...............................        53,550
     300     TCF FINANCIAL CORP ................................         7,256
     200     TRUSTMARK CORP ....................................         4,525
   1,400     U.S. BANCORP ......................................        49,700
     100     U.S. TRUST CORP ...................................         7,600
     400     UNION PLANTERS CORP ...............................        18,125
     300     UST CORP ..........................................         7,068
     400     WACHOVIA CORP .....................................        34,975
     200     WASHINGTON FEDERAL, INC ...........................         5,337
   1,100     WASHINGTON MUTUAL, INC ............................        42,006
   3,600     WELLS FARGO CO ....................................       143,775
                                                                   -----------
                                                                     2,217,991
                                                                   -----------
 EATING AND DRINKING PLACES--0.72%
     300     BOB EVANS FARMS, INC ..............................         7,818
     330     CKE RESTAURANTS, INC ..............................         9,714
     800     DARDEN RESTAURANTS, INC ...........................        14,400
     300   o FOODMAKER, INC ....................................         6,618
     900   o HOST MARRIOTT CORP (NEW) ..........................        12,431
   1,800     MCDONALD'S CORP ...................................       137,925
                                                                   -----------
                                                                       188,906
                                                                   -----------


                       See notes to financial statements.

                           SHARES                                    VALUE
------------------------------------------------------------   -----------------
 EDUCATIONAL SERVICES--0.06%
     200   o DEVRY, INC ....................................   $     6,125
     300   o SYLVAN LEARNING SYSTEMS, INC ..................         9,150
                                                               -----------
                                                                    15,275
                                                               -----------
 ELECTRIC, GAS, AND SANITARY SERVICES--4.20%
     300     AGL RESOURCES, INC ............................         6,918
     600     ALLEGHENY ENERGY, INC .........................        20,700
     500   o ALLIED WASTE INDUSTRIES, INC ..................        11,781
     600     AMEREN CORP ...................................        25,612
     700     AMERICAN ELECTRIC POWER CO, INC ...............        32,943
     100     ATMOS ENERGY CORP .............................         3,225
     700     BALTIMORE GAS & ELECTRIC CO ...................        21,612
     200     BEC ENERGY ....................................         8,237
     600     BROWNING FERRIS INDUSTRIES, INC ...............        17,062
     300     CALENERGY, INC ................................        10,406
     100     CAROLINA POWER & LIGHT CO .....................         4,706
     900     CENTRAL & SOUTH WEST CORP .....................        24,693
     200     CENTRAL HUDSON GAS & ELECTRIC CORP ............         8,950
     700     CINERGY CORP ..................................        24,062
     700     COASTAL CORP ..................................        24,456
     400     COLUMBIA ENERGY GROUP .........................        23,100
     200     COMMONWEALTH ENERGY SYSTEM CO .................         8,100
     600     CONECTIV, INC .................................        14,700
     300     CONSOLIDATED EDISON CO OF N.Y., INC ...........        15,862
     500     CONSOLIDATED NATURAL GAS CO ...................        27,000
     200     DOMINION RESOURCES, INC .......................         9,350
     600     DTE ENERGY CO .................................        25,725
     700     DUKE ENERGY CORP ..............................        44,843
     200     EASTERN ENTERPRISES CO ........................         8,750
     500     EDISON INTERNATIONAL CO .......................        13,937
     200     EL PASO ENERGY CORP ...........................         6,962
     600     ENRON CORP ....................................        34,237
     200     ENTERGY CORP ..................................         6,225
     900     FIRSTENERGY CORP ..............................        29,306
     200     FPL GROUP, INC ................................        12,325
     600     GPU, INC ......................................        26,512
     200     HAWAIIAN ELECTRIC INDUSTRIES, INC .............         8,050
     600     HOUSTON INDUSTRIES, INC .......................        19,275
     200     IDACORP, INC ..................................         7,237
     400     ILLINOVA CORP .................................        10,000
     100     INDIANA ENERGY, INC ...........................         2,462
     200     INTERSTATE ENERGY CORP ........................         6,450
     300     KANSAS CITY POWER & LIGHT CO ..................         8,887
     400     MCN ENERGY GROUP, INC .........................         7,625
     200     NATIONAL FUEL GAS CO ..........................         9,037
     300     NEVADA POWER CO ...............................         7,800
     300     NEW ENGLAND ELECTRIC SYSTEMS CO ...............        14,437
     200     NICOR, INC ....................................         8,450
     800     NORTHERN STATES POWER CO ......................        22,200
     300     OGDEN CORP ....................................         7,518
     200     OGE ENERGY CORP ...............................         5,800
     400     PECO ENERGY CO ................................        16,650
     200     PEOPLES ENERGY CORP ...........................         7,975
   1,200     PG&E CORP .....................................        37,800
     400     PINNACLE WEST CAPITAL CORP ....................        16,950
     700     POTOMAC ELECTRIC POWER CO .....................        18,418
     800     PP&L RESOURCES, INC ...........................        22,300
     200     PUBLIC SERVICE ENTERPRISE GROUP, INC ..........         8,000
     300     PUGET SOUND ENERGY, INC .......................         8,362
     500     QUESTAR CORP ..................................         9,687
     300     ROCHESTER GAS & ELECTRIC CORP .................         9,375
     400     SCANA CORP ....................................        12,900
   1,000     SEMPRA ENERGY .................................        25,375
     200     SIERRA PACIFIC RESOURCES ......................         7,600
   1,300     SOUTHERN CO ...................................        37,781
     600     TEXAS UTILITIES CO ............................        28,012
     300     UGI CORP ......................................         7,125


                           SHARES                                    VALUE
------------------------------------------------------------   -----------------
     600     UNICOM CORP ...................................   $    23,137
     300     UTILICORP UNITED, INC .........................        11,006
     300     WASHINGTON GAS LIGHT CO .......................         8,137
     400     WASHINGTON WATER POWER CO .....................         7,700
   1,200     WASTE MANAGEMENT, INC .........................        55,950
     500     WILLIAMS COS, INC .............................        15,593
     200     WPS RESOURCES CORP ............................         7,050
                                                               -----------
                                                                 1,100,408
                                                               -----------
 ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--7.79%
     400   o ADVANCED MICRO DEVICES, INC ...................        11,575
     800     ALLEGHENY TELEDYNE, INC .......................        16,350
     200   o ALTERA CORP ...................................        12,175
     500   o AMERICAN POWER CONVERSION CORP ................        24,218
     300   o ANALOG DEVICES, INC ...........................         9,412
     500   o ANDREW CORP ...................................         8,250
     600   o ATMEL CORP ....................................         9,187
     300   o CIENA CORP ....................................         4,387
     300   o COMVERSE TECHNOLOGY, INC ......................        21,300
     500   o CYPRESS SEMICONDUCTOR CORP ....................         4,156
     900     EMERSON ELECTRIC CO ...........................        54,450
   8,300     GENERAL ELECTRIC CO ...........................       847,118
     200   o GENERAL INSTRUMENT CORP .......................         6,787
     200     HARRIS CORP ...................................         7,325
     200     HUBBELL, INC (CLASS B) ........................         7,600
   4,300     INTEL CORP ....................................       509,818
     200   o JABIL CIRCUIT, INC ............................        14,925
     200     LINEAR TECHNOLOGY CO ..........................        17,912
     200   o MICROCHIP TECHNOLOGY, INC .....................         7,400
     300   o MICRON TECHNOLOGY, INC ........................        15,168
     400     MOLEX, INC ....................................        15,250
   1,700     MOTOROLA, INC .................................       103,806
     800   o NATIONAL SEMICONDUCTOR CORP ...................        10,800
     200     NATIONAL SERVICE INDUSTRIES, INC ..............         7,600
     100   o PLANTRONICS, INC ..............................         8,600
     300   o QUALCOMM, INC .................................        15,543
     400     RAYCHEM CORP ..................................        12,925
     100   o RAYOVAC CORP ..................................         2,668
     200   o SANMINA CORP ..................................        12,500
     200   o SCI SYSTEMS, INC ..............................        11,550
     400   o SOLECTRON CORP ................................        37,175
     100     TELEFLEX, INC .................................         4,562
     600   o TELLABS, INC ..................................        41,137
   1,100     TEXAS INSTRUMENTS, INC ........................        94,118
     300     THOMAS & BETTS CORP ...........................        12,993
     200   o UCAR INTERNATIONAL, INC .......................         3,562
     300   o VITESSE SEMICONDUCTOR CORP ....................        13,687
     200     WHIRLPOOL CORP ................................        11,075
     100   o XILINX, INC ...................................         6,512
     300   o XYLAN CORP ....................................         5,268
                                                               -----------
                                                                 2,040,844
                                                               -----------
 ENGINEERING AND MANAGEMENT SERVICES--0.14%
     200   o CATALYTICA, INC ...............................         3,600
     200   o JACOBS ENGINEERING GROUP, INC .................         8,150
     200   o METZLER GROUP, INC ............................         9,737
     300   o QUINTILES TRANSNATIONAL CORP ..................        16,012
                                                               -----------
                                                                    37,499
                                                               -----------
 FABRICATED METAL PRODUCTS--0.86%
     200     CRANE CO ......................................         6,037
   2,800     GILLETTE CO ...................................       135,275
     400   o MARK IV INDUSTRIES, INC .......................         5,200
   1,200     MASCO CORP ....................................        34,500
     600     PARKER-HANNIFIN CORP ..........................        19,650
     200     ROCKWELL INTERNATIONAL CORP ...................         9,712
     200     SNAP-ON, INC ..................................         6,962
     300     TOWER AUTOMOTIVE, INC .........................         7,481
                                                               -----------
                                                                   224,817
                                                               -----------

                       See notes to financial statements.

                          SHARES                                    VALUE
-----------------------------------------------------------   -----------------
 FOOD AND KINDRED PRODUCTS--4.21%
    1,300     ANHEUSER BUSCH COS, INC .....................   $    85,312
    1,200     ARCHER DANIELS MIDLAND CO ...................        20,625
      900     BESTFOODS, INC ..............................        47,925
      300     CAMPBELL SOUP CO ............................        16,500
    5,700     COCA COLA CO ................................       381,187
    1,000     COCA COLA ENTERPRISES, INC ..................        35,750
    1,100     CONAGRA, INC ................................        34,650
      300     CORN PRODUCTS INTERNATIONAL, INC ............         9,112
      200     DEAN FOODS CO ...............................         8,162
      300     DOLE FOOD, INC ..............................         9,000
      300     EARTHGRAINS CO ..............................         9,281
      600     GENERAL MILLS, INC ..........................        46,650
      900     HEINZ (H.J.) CO .............................        50,962
      100     HERSHEY FOODS CORP ..........................         6,218
      200     HORMEL FOODS CORP ...........................         6,550
      500     IBP, INC ....................................        14,562
      300     INTERSTATE BAKERIES CORP ....................         7,931
      200   o KEEBLER FOODS CO ............................         7,525
      100     KELLOGG CO ..................................         3,412
      100     LANCASTER COLONY CORP .......................         3,212
    3,300     PEPSICO, INC ................................       135,093
      400     QUAKER OATS CO ..............................        23,800
    1,000     RALSTON PURINA CO ...........................        32,375
      600     RJR NABISCO HOLDINGS CORP ...................        17,812
    2,200     SARA LEE CORP ...............................        62,012
      200   o SMITHFIELD FOODS, INC .......................         6,775
      100     TOOTSIE ROLL INDUSTRIES, INC ................         3,912
      300     UNIVERSAL FOODS CORP ........................         8,231
      100     WRIGLEY (WM) JR CO ..........................         8,956
                                                              -----------
                                                                1,103,492
                                                              -----------
 FOOD STORES--0.75%
      700     ALBERTSONS, INC .............................        44,581
      400     AMERICAN STORES CO ..........................        14,775
    1,500     FOOD LION, INC (CLASS B) ....................        15,093
      200     GREAT ATLANTIC & PACIFIC TEA CO, INC ........         5,925
      500   o KROGER CO ...................................        30,250
    1,400   o SAFEWAY, INC ................................        85,312
                                                              -----------
                                                                  195,936
                                                              -----------
 FURNITURE AND FIXTURES--0.14%
      300     HON INDUSTRIES, INC .........................         7,181
      300     KIMBALL INTERNATIONAL, INC (CLASS B) ........         5,700
      500     MILLER (HERMAN), INC ........................        13,437
      500     U.S. INDUSTRIES, INC ........................         9,312
                                                              -----------
                                                                   35,630
                                                              -----------
 FURNITURE AND HOMEFURNISHINGS STORES--0.21%
      700   o BED BATH & BEYOND, INC ......................        23,887
      100   o BEST BUY, INC ...............................         6,137
      500     PIER 1 IMPORTS, INC .........................         4,843
      500     TANDY CORP ..................................        20,593
                                                              -----------
                                                                   55,460
                                                              -----------
 GENERAL BUILDING CONTRACTORS--0.11%
      300     CENTEX CORP .................................        13,518
      300     KAUFMAN & BROAD HOME CORP ...................         8,625
      300     LENNAR CORP .................................         7,575
                                                              -----------
                                                                   29,718
                                                              -----------
 GENERAL MERCHANDISE STORES--2.30%
      200   o BJS WHOLESALE CLUB, INC .....................         9,262
      400   o COSTCO COS, INC .............................        28,875
      800     DAYTON HUDSON CORP ..........................        43,400
      700     DILLARDS, INC (CLASS A) .....................        19,862
      300   o DOLLAR TREE STORES, INC .....................        13,106
      700   o FEDERATED DEPARTMENT STORES, INC ............        30,493
      100   o FRED MEYER, INC .............................         6,025
    1,900   o K MART CORP .................................        29,093
      200   o KOHLS CORP ..................................        12,287


                          SHARES                                    VALUE
-----------------------------------------------------------   -----------------
      500     MAY DEPARTMENT STORES CO ....................   $    30,187
      300     PENNEY (J.C.) CO, INC .......................        14,062
      600   o SAKS, INC ...................................       18,937
    1,100     SEARS ROEBUCK & CO ..........................        46,750
      200   o SHOPKO STORES, INC ..........................         6,650
    3,600     WAL-MART STORES, INC ........................       293,175
                                                              -----------
                                                                  602,164
                                                              -----------
 HEALTH SERVICES--0.47%
      900     COLUMBIA/HCA HEALTHCARE CORP ................        22,275
    1,000   o HEALTH MANAGEMENT ASSOCIATES, INC
              (CLASS A) NEW ...............................        21,625
    1,600   o HEALTHSOUTH CORP ............................        24,700
      200   o LINCARE HOLDINGS, INC .......................         8,112
    1,100   o MEDPARTNERS, INC ............................         5,775
      100   o PEDIATRIX MEDICAL GROUP, INC ................         5,993
      200   o RENAL CARE GROUP, INC .......................         5,762
    1,100   o TENET HEALTHCARE CORP .......................        28,875
                                                              -----------
                                                                  123,117
                                                              -----------
 HEAVY CONSTRUCTION, EXCEPT BUILDING--0.01%
      200     FOSTER WHEELER CORP .........................         2,637
                                                              -----------
 HOLDING AND OTHER INVESTMENT OFFICES--0.71%
      400     AMB PROPERTY CORP ...........................         8,800
      200     ARCHSTONE COMMUNITIES TRUST .................         4,050
      200     CENTERPOINT PROPERTIES CORP .................         6,762
      100     DEVELOPERS DIVERSIFIED REALTY CORP ..........         1,775
      500     DUKE REALTY INVESTMENTS, INC ................        11,625
    1,100     EQUITY OFFICE PROPERTIES TRUST ..............        26,400
      100     EQUITY RESIDENTIAL PROPERTIES TRUST CO ......         4,043
      300     FEDERAL REALTY INVESTMENT TRUST .............         7,087
      200     FRANCHISE FINANCE CORP OF AMERICA ...........         4,800
      200     GENERAL GROWTH PROPERTIES, INC ..............         7,575
      200     KIMCO REALTY CORP ...........................         7,937
      400     LIBERTY PROPERTY TRUST CO ...................         9,850
      100     MACERICH CO .................................         2,562
      200     MACK-CALI REALTY CORP .......................         6,175
      300     MERISTAR HOSPITALITY CORP ...................         5,568
      500     NEW PLAN EXCEL REALTY TRUST .................        11,093
      200     POST PROPERTIES, INC ........................         7,687
      400     PUBLIC STORAGE, INC .........................        10,825
      300     RECKSON ASSOCIATES REALTY CORP ..............         6,656
      100     SHURGARD STORAGE CENTERS, INC ...............         2,581
      200     STARWOOD FINANCIAL TRUST ....................        12,000
      300     VORNADO REALTY TRUST ........................        10,125
      200     WEINGARTEN REALTY INVESTORS, INC ............         8,925
                                                              -----------
                                                                  184,901
                                                              -----------
 HOTELS AND OTHER LODGING PLACES--0.12%
    1,300   o CENDANT CORP ................................        24,781
       90   o CRESTLINE CAPITAL CORP ......................         1,316
      400   o EXTENDED STAY AMERICA, INC ..................         4,200
                                                              -----------
                                                                   30,297
                                                              -----------
 INDUSTRIAL MACHINERY AND EQUIPMENT--7.52%
    1,200   o 3COM CORP ...................................        53,775
      500   o ADAPTEC, INC ................................         8,781
      200   o AMERICAN STANDARD COS, INC ..................         7,200
      800   o APPLE COMPUTER, INC .........................        32,750
    1,200   o APPLIED MATERIALS, INC ......................        51,225
      200   o APPLIED POWER, INC (CLASS A) ................         7,550
      700     BAKER HUGHES, INC ...........................        12,381
      100     BLACK & DECKER CORP .........................         5,606
      600     CATERPILLAR, INC ............................        27,600
      500   o CIRRUS LOGIC, INC ...........................         4,906
    4,000   o CISCO SYSTEMS, INC ..........................       371,250
      300   o COLTEC INDUSTRIES, INC ......................         5,850
    3,900     COMPAQ COMPUTER CORP ........................       163,556
      200     CUMMINS ENGINE CO, INC ......................         7,100
      200     DEERE & CO ..................................         6,625

                          See notes to financial statements.

                             SHARES                                       VALUE
-----------------------------------------------------------------   -----------------
 INDUSTRIAL MACHINERY AND EQUIPMENT--(Continued)
    2,700   o DELL COMPUTER CORP ................................   $   197,606
      400     DIEBOLD, INC ......................................        14,275
      200     DOVER CORP ........................................         7,325
    1,400   o EMC CORP ..........................................       119,000
    2,100     HEWLETT-PACKARD CO ................................       143,456
      400     INGERSOLL-RAND CO .................................        18,775
    2,200     INTERNATIONAL BUSINESS MACHINES CORP ..............       406,450
      200   o LEXMARK INTERNATIONAL GROUP (CLASS A) .............        20,100
      300     MILACRON, INC .....................................         5,775
    1,000     MINNESOTA MINING & MANUFACTURING CO                        71,125
      100     NACCO INDUSTRIES, INC (CLASS A) ...................         9,200
      200   o NOVELLUS SYSTEMS, INC .............................         9,900
      600     PALL CORP .........................................        15,187
      100     PENTAIR, INC ......................................         3,981
      500     PITNEY BOWES, INC .................................        33,031
      300   o QUANTUM CORP ......................................         6,375
      700   o SEAGATE TECHNOLOGY, INC ...........................        21,175
      500   o SILICON GRAPHICS, INC .............................         6,437
      500   o STORAGE TECHNOLOGY CORP ...........................        17,781
      200     SYMBOL TECHNOLOGIES, INC ..........................        12,787
      100     TECUMSEH PRODUCTS CO (CLASS A) ....................         4,662
      600     TENNECO, INC ......................................        20,437
      300     TIMKEN CO .........................................         5,662
      400   o U.S. FILTER CORP ..................................         9,150
      300   o UNISYS CORP .......................................        10,331
      200   o VISUAL NETWORKS, INC ..............................         7,500
      200     YORK INTERNATIONAL CORP ...........................         8,162
                                                                    -----------
                                                                      1,971,800
                                                                    -----------
 INSTRUMENTS AND RELATED PRODUCTS--2.06%
      200   o ARTERIAL VASCULAR ENGINEERING, INC ................        10,500
      100     BAUSCH & LOMB, INC ................................         6,000
      500     BAXTER INTERNATIONAL, INC .........................        32,156
      100     BECKMAN COULTER, INC ..............................         5,425
      400     BECTON DICKINSON & CO .............................        17,075
      100   o BOSTON SCIENTIFIC CORP ............................         2,681
      200     DENTSPLY INTERNATIONAL, INC .......................         5,150
    1,000     EASTMAN KODAK CO ..................................        72,000
      500     GUIDANT CORP ......................................        55,125
      500     HONEYWELL, INC ....................................        37,656
      300     JOHNSON CONTROLS, INC .............................        17,700
    1,400     MEDTRONIC, INC ....................................       103,950
      300   o METTLER-TOLEDO INTERNATIONAL, INC .................         8,418
      300     POLAROID CORP .....................................         5,606
      600     RAYTHEON CO (CLASS B) .............................        31,950
      100   o SOFAMOR DANEK GROUP, INC ..........................        12,175
      600   o ST. JUDE MEDICAL, INC .............................        16,612
      300     TEKTRONIX, INC ....................................         9,018
      100   o VISX, INC .........................................         8,743
      700     XEROX CORP ........................................        82,600
                                                                    -----------
                                                                        540,540
                                                                    -----------
 INSURANCE AGENTS, BROKERS AND SERVICE--0.09%
      400     MARSH & MCLENNAN COS, INC .........................        23,375
                                                                    -----------
 INSURANCE CARRIERS--5.01%
      300     AETNA, INC ........................................        23,587
    1,100     AFLAC, INC ........................................        48,400
      100     ALLMERICA FINANCIAL CORP ..........................         5,787
    2,200     ALLSTATE CORP .....................................        84,975
      100     AMBAC FINANCIAL GROUP, INC ........................         6,018
      200     AMERICAN FINANCIAL GROUP, INC .....................         8,775
      500     AMERICAN GENERAL CORP .............................        39,000
    2,700     AMERICAN INTERNATIONAL GROUP, INC .................       260,887
      100     AON CORP ..........................................         5,537
       10   o BERKSHIRE HATHAWAY, INC (CLASS B) .................        24,675
      300     CHUBB CORP ........................................        19,462
      700     CIGNA CORP ........................................        54,118


                             SHARES                                       VALUE
-----------------------------------------------------------------   -----------------
      400     CINCINNATI FINANCIAL CORP .........................   $    14,650
    5,400     CITIGROUP, INC ....................................       267,300
      100     CMAC INVESTMENT CORP ..............................         4,593
      200     COMMERCE GROUP, INC ...............................         7,087
      600     CONSECO, INC ......................................        18,337
      100     ENHANCE FINANCIAL SERVICES GROUP, INC .............         3,000
      400     EQUITABLE COS, INC ................................        23,150
      200     EVEREST REINSURANCE HOLDINGS, INC .................         7,787
      220     FIDELITY NATIONAL FINANCIAL, INC ..................         6,710
      300     FIRST AMERICAN FINANCIAL CORP .....................         9,637
      400     FREMONT GENERAL CORP ..............................         9,900
      300     HARTFORD FINANCIAL SERVICES GROUP, INC ............        16,462
      100     HARTFORD LIFE, INC (CLASS A) ......................         5,825
      500     JEFFERSON-PILOT CORP ..............................        37,500
      100     LANDAMERICA FINANCIAL GROUP, INC ..................         5,581
      300     LINCOLN NATIONAL CORP .............................        24,543
      300     LOEWS CORP ........................................        29,475
      100     MBIA, INC .........................................         6,556
      600     MGIC INVESTMENT CORP ..............................        23,887
      500   o OXFORD HEALTH PLANS, INC ..........................         7,437
      300   o PACIFICARE HEALTH SYSTEMS, INC (CLASS B) ..........        23,850
      100     PMI GROUP, INC ....................................         4,937
      200     PROGRESSIVE CORP ..................................        33,875
      200     PROTECTIVE LIFE CORP ..............................         7,962
      100     REINSURANCE GROUP OF AMERICA, INC .................         7,000
      200     RELIASTAR FINANCIAL CORP ..........................         9,225
      100     SAFECO CORP .......................................         4,293
      200     ST. PAUL COS, INC .................................         6,950
      300     SUNAMERICA, INC ...................................        24,337
      200     TORCHMARK CORP ....................................         7,062
      200     TRAVELERS PROPERTY CASUALTY CORP ..................         6,200
      700     UNITED HEALTHCARE CORP ............................        30,143
      500     UNUM CORP .........................................        29,187
      100   o WELLPOINT HEALTH NETWORKS, INC ....................         8,700
                                                                    -----------
                                                                      1,314,359
                                                                    -----------
 LOCAL AND INTERURBAN PASSENGER TRANSIT--0.03%
      200   o COACH U.S.A., INC .................................         6,937
                                                                    -----------
 LUMBER AND WOOD PRODUCTS--0.19%
      300   o CHAMPION ENTERPRISES, INC .........................         8,212
      600     CLAYTON HOMES, INC ................................         8,287
      400     GEORGIA-PACIFIC CORP (PACKAGING GROUP)                     23,425
      200     WEYERHAEUSER CO ...................................        10,162
                                                                    -----------
                                                                         50,086
                                                                    -----------
 METAL MINING--0.10%
      600     CYPRUS AMAX MINERALS CO ...........................         6,000
      800     FREEPORT-MCMORAN COPPER & GOLD, INC
              (CLASS B) .........................................         8,350
      200     NEWMONT MINING CORP ...............................         3,612
      200   o STILLWATER MINING CO ..............................         8,200
                                                                    -----------
                                                                         26,162
                                                                    -----------
 MISCELLANEOUS MANUFACTURING INDUSTRIES--0.07%
      300     JOSTENS, INC ......................................         7,856
      500     MATTEL, INC .......................................        11,406
                                                                    -----------
                                                                         19,262
                                                                    -----------
 MISCELLANEOUS RETAIL--1.10%
      100   o AMAZON.COM, INC ...................................        32,125
    1,000     CVS CORP ..........................................        55,000
      500   o OFFICE DEPOT, INC .................................        18,468
      500     OMNICARE, INC .....................................        17,375
      300     RITE AID CORP .....................................        14,868
    1,000   o STAPLES, INC ......................................        43,687
      900   o TOYS R US, INC ....................................        15,187
    1,400     WALGREEN CO .......................................        81,987
      300   o ZALE CORP .........................................         9,675
                                                                    -----------
                                                                        288,372
                                                                    -----------

                       See notes to financial statements.

                         SHARES                                   VALUE
---------------------------------------------------------   -----------------
 MOTION PICTURES--0.64%
    5,500     DISNEY (WALT) CO ..........................   $   165,000
      100   o HOLLYWOOD ENTERTAINMENT CORP ..............         2,725
                                                            -----------
                                                                167,725
                                                            -----------
 NONDEPOSITORY INSTITUTIONS--2.33%
    1,200     AMERICAN EXPRESS CO .......................       122,700
      300   o AMERICREDIT CORP ..........................         4,143
    1,800     ASSOCIATES FIRST CAPITAL CORP .............        76,275
      200     CAPITAL ONE FINANCIAL CORP ................        23,000
      100     COUNTRYWIDE CREDIT INDUSTRIES, INC ........         5,018
    2,700     FEDERAL NATIONAL MORTGAGE ASSOCIATION......       199,800
      100     FINOVA GROUP, INC .........................         5,393
    1,900     FREDDIE MAC ...............................       122,431
      800     HOUSEHOLD INTERNATIONAL, INC ..............        31,700
      300   o LEUCADIA NATIONAL CORP ....................         9,450
      200     SLM HOLDINGS CORP .........................         9,600
                                                            -----------
                                                                609,510
                                                            -----------
 NONMETALLIC MINERALS, EXCEPT FUELS--0.05%
      200     MARTIN MARIETTA MATERIALS, INC ............        12,437
                                                            -----------
 OIL AND GAS EXTRACTION--0.41%
      500     APACHE CORP ...............................        12,656
      300     DIAMOND OFFSHORE DRILLING, INC ............         7,106
      800     ENSCO INTERNATIONAL, INC ..................         8,550
    1,100     HALLIBURTON CO ............................        32,587
      200     KERR-MCGEE CORP ...........................         7,650
      600     PIONEER NATURAL RESOURCES CO ..............         5,250
      400     ROWAN COS, INC ............................         4,000
      300     TRANSOCEAN OFFSHORE, INC ..................         8,043
    1,400     UNION PACIFIC RESOURCES GROUP, INC ........        12,687
      200     VASTAR RESOURCES, INC .....................         8,637
                                                            -----------
                                                                107,166
                                                            -----------
 PAPER AND ALLIED PRODUCTS--0.88%
      300     BOISE CASCADE CORP ........................         9,300
      500     CHAMPION INTERNATIONAL CORP ...............        20,250
    1,000     FORT JAMES CORP ...........................        40,000
      800     INTERNATIONAL PAPER CO ....................        35,850
    1,400     KIMBERLY CLARK CORP .......................        76,300
      100     ST. JOE CORP ..............................         2,343
      100     TEMPLE-INLAND, INC ........................         5,931
      400     UNION CAMP CORP ...........................        27,000
      400     WILLAMETTE INDUSTRIES, INC ................        13,400
                                                            -----------
                                                                230,374
                                                            -----------
 PERSONAL SERVICES--0.15%
      400     BLOCK (H&R), INC ..........................        18,000
      200     CINTAS CORP ...............................        14,087
      200     SERVICE CORP INTERNATIONAL ................         7,612
                                                            -----------
                                                                 39,699
                                                            -----------
 PETROLEUM AND COAL PRODUCTS--4.39%
    2,100     AMOCO CORP ................................       123,900
      400     ASHLAND, INC ..............................        19,350
      700     ATLANTIC RICHFIELD CO .....................        45,675
    1,700     CHEVRON CORP ..............................       140,993
    6,200     EXXON CORP ................................       453,375
    2,000     MOBIL CORP ................................       174,250
      200     MURPHY OIL CORP ...........................         8,250
      200     PENNZENERGY CO ............................         2,962
      200   o PENNZOIL-QUAKER STATE CO ..................         2,963
      800     PHILLIPS PETROLEUM CO .....................        34,100
      500     SUNOCO, INC ...............................        18,031
    1,500     TEXACO, INC ...............................        79,312
      800     TOSCO CORP ................................        20,700
      500     ULTRAMAR DIAMOND SHAMROCK CORP ............        12,125
      200     UNOCAL CORP ...............................         5,837
      300     USX-MARATHON GROUP, INC ...................         9,037
                                                            -----------
                                                              1,150,860
                                                            -----------


                         SHARES                                   VALUE
---------------------------------------------------------   -----------------
 PRIMARY METAL INDUSTRIES--0.31%
      300     ALUMINUM CO OF AMERICA ....................   $    22,368
      100   o CABLE DESIGN TECHNOLOGIES CO ..............         1,850
      200     CARPENTER TECHNOLOGY CORP .................         6,787
      300     ENGELHARD CORP ............................         5,850
      100   o MAXXAM, INC ...............................         5,737
      200   o MUELLER INDUSTRIES, INC ...................         4,062
      600     NUCOR CORP ................................        25,950
      400     USX-US STEEL GROUP, INC ...................         9,200
                                                            -----------
                                                                 81,804
                                                            -----------
 PRINTING AND PUBLISHING--1.28%
      500     BELO (A.H.) CORP SERIES A .................         9,968
      100     CENTRAL NEWSPAPERS, INC (CLASS A) .........         7,143
      600     DELUXE CORP ...............................        21,937
      300     DOW JONES & CO, INC .......................        14,437
    1,000     GANNETT CO, INC ...........................        64,500
      200     KNIGHT-RIDDER, INC ........................        10,225
      300     LEE ENTERPRISES, INC ......................         9,450
      100     MCGRAW HILL COS, INC ......................        10,187
      400     REYNOLDS & REYNOLDS CO (CLASS A) ..........         9,175
    2,200     TIME WARNER, INC ..........................       136,537
      500     TRIBUNE CO ................................        33,000
      300   o WORLD COLOR PRESS, INC ....................         9,131
                                                            -----------
                                                                335,690
                                                            -----------
 RAILROAD TRANSPORTATION--0.41%
    1,500     BURLINGTON NORTHERN SANTA FE CORP .........        50,625
      200     CSX CORP ..................................         8,300
      400     NORFOLK SOUTHERN CORP .....................        12,675
      800     UNION PACIFIC CORP ........................        36,050
                                                            -----------
                                                                107,650
                                                            -----------
 REAL ESTATE--0.03%
      400     STEWART ENTERPRISES, INC (CLASS A) ........         8,900
                                                            -----------
 RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS--0.47%
      100     APTARGROUP, INC ...........................         2,806
      100     ARMSTRONG WORLD INDUSTRIES, INC ...........         6,031
      200     FIRST BRANDS CORP .........................         7,887
      400     GOODRICH (B.F.) CO ........................        14,350
      100     GOODYEAR TIRE & RUBBER CO .................         5,043
      500     ILLINOIS TOOL WORKS, INC ..................        29,000
      500     NIKE, INC (CLASS B) .......................        20,281
      300     PREMARK INTERNATIONAL, INC ................        10,387
      300   o SAFESKIN CORP .............................         7,237
      600     SOLUTIA, INC ..............................        13,425
      400     TUPPERWARE CORP ...........................         6,575
                                                            -----------
                                                                123,022
                                                            -----------
 SECURITY AND COMMODITY BROKERS--1.08%
      200   o AFFILIATED MANAGERS GROUP, INC ............         5,975
      200     BEAR STEARNS COS, INC .....................         7,475
      100     DONALDSON, LUFKIN, & JENRETTE, INC ........         4,100
      500     EDWARDS (A.G.), INC .......................        18,625
      600     LEHMAN BROTHERS HOLDINGS, INC .............        26,437
      700     MERRILL LYNCH & CO, INC ...................        46,725
    1,500     MORGAN STANLEY, DEAN WITTER, & CO .........       106,500
      100     PRICE (T. ROWE) ASSOCIATES, INC ...........         3,425
      200     RAYMOND JAMES FINANCIAL CORP ..............         4,225
    1,050     SCHWAB (CHARLES) CORP .....................        58,996
                                                            -----------
                                                                282,483
                                                            -----------
 STONE, CLAY, AND GLASS PRODUCTS--0.12%
      200     CORNING, INC ..............................         9,000
      200   o DEPARTMENT 56, INC ........................         7,512
      100     NEWELL COS, INC ...........................         4,125
      300     OWENS CORNING CO ..........................        10,631
                                                            -----------
                                                                 31,268
                                                            -----------



                       See notes to financial statements.

                            SHARES                                      VALUE
---------------------------------------------------------------   -----------------
TEXTILE MILL PRODUCTS--0.04%
     200  o MOHAWK INDUSTRIES, INC ............................   $     8,412
     100  o WESTPOINT STEVENS, INC ............................         3,156
                                                                  -----------
                                                                       11,568
                                                                  -----------
 TOBACCO PRODUCTS--1.34%
     600    FORTUNE BRANDS, INC ...............................        18,975
   6,200    PHILIP MORRIS COS, INC ............................       331,700
                                                                  -----------
                                                                      350,675
                                                                  -----------
 TRANSPORTATION BY AIR--0.49%
     300    AIRBORNE FREIGHT CORP .............................        10,818
     700  o AMR CORP ..........................................        41,562
     200    COMAIR HOLDINGS, INC ..............................         6,750
     600    DELTA AIRLINES, INC ...............................        31,200
     200  o FDX CORP ..........................................        17,800
     400    SOUTHWEST AIRLINES CO .............................         8,975
     200  o U.S. AIRWAYS GROUP, INC ...........................        10,400
                                                                  -----------
                                                                      127,505
                                                                  -----------
 TRANSPORTATION EQUIPMENT--3.09%
   1,000    ALLIED SIGNAL, INC ................................        44,312
     700    AUTOLIV, INC ......................................        26,031
     100  o BE AEROSPACE, INC .................................         2,100
   2,400    BOEING CO .........................................        78,300
     200    BORG-WARNER AUTOMOTIVE, INC .......................        11,162
     200    CORDANT TECHNOLOGIES, INC .........................         7,500
     700    DANA CORP .........................................        28,612
     200    DANAHER CORP ......................................        10,862
     300    EATON CORP ........................................        21,206
     200    FLEETWOOD ENTERPRISES, INC ........................         6,950
   2,600    FORD MOTOR CO .....................................       152,587
     200    GENCORP, INC ......................................         4,987
     300    GENERAL DYNAMICS CORP .............................        17,587
   1,900    GENERAL MOTORS CORP ...............................       135,968
     400  o GULFSTREAM AEROSPACE CORP .........................        21,300
     600    HARLEY DAVIDSON, INC ..............................        28,425
     300    LOCKHEED MARTIN CORP ..............................        25,425
     400    MERITOR AUTOMOTIVE, INC ...........................         8,475
     400  o NAVISTAR INTERNATIONAL CORP .......................        11,400
     200    NORTHROP GRUMMAN CORP .............................        14,625
     400    PACCAR, INC .......................................        16,450
     200    POLARIS INDUSTRIES, INC ...........................         7,837
     300    SUNDSTRAND CORP ...................................        15,562
     300    TEXTRON, INC ......................................        22,781
     200    TRINITY INDUSTRIES, INC ...........................         7,700
     100    TRW, INC ..........................................         5,618
     700    UNITED TECHNOLOGIES CORP ..........................        76,125
                                                                  -----------
                                                                      809,887
                                                                  -----------


                            SHARES                                      VALUE
---------------------------------------------------------------   -----------------
 TRANSPORTATION SERVICES--0.12%
     400    GALILEO INTERNATIONAL, INC ........................   $    17,400
     400    GATX CORP .........................................        15,150
                                                                  -----------
                                                                       32,550
                                                                  -----------
 TRUCKING AND WAREHOUSING--0.01%
     100    USFREIGHTWAYS CORP ................................         2,912
                                                                  -----------
 WATER TRANSPORTATION--0.04%
     200    ALEXANDER & BALDWIN, INC ..........................         4,650
     300    TIDEWATER, INC ....................................         6,956
                                                                  -----------
                                                                       11,606
                                                                  -----------
 WHOLESALE TRADE-DURABLE GOODS--0.13%
     400  o ARROW ELECTRONICS, INC ............................        10,675
     200  o FISHER SCIENTIFIC INTERNATIONAL, INC ..............         3,987
     700    IKON OFFICE SOLUTIONS, INC ........................         5,993
     200  o INGRAM MICRO, INC (CLASS A) .......................         6,975
     200  o TECH DATA CORP ....................................         8,050
                                                                  -----------
                                                                       35,680
                                                                  -----------
 WHOLESALE TRADE-NONDURABLE GOODS--0.58%
     600    BERGEN BRUNSWIG CORP (CLASS A) ....................        20,925
     700    CARDINAL HEALTH, INC ..............................        53,112
     400    MCKESSON CORP NEW .................................        31,625
     700    SUPERVALU, INC ....................................        19,600
     800    SYSCO CORP ........................................        21,950
     200    UNITED STATIONERS, INC ............................         5,440
                                                                  -----------
                                                                      152,652
                                                                  -----------
            TOTAL COMMON STOCK
            (Cost $25,033,395).................................    26,091,315
                                                                  -----------
PRINCIPAL
---------
SHORT TERM INVESTMENT--0.41%
  U.S. GOVERNMENT AGENCY--0.41%
$107,000    FEDERAL HOME LOAN MORTGAGE CORP
            4.250% 1/4/99 .....................................       106,962
                                                                  -----------
TOTAL SHORT TERM INVESTMENT
 (Cost $106,962) ..............................................       106,962
                                                                  -----------
TOTAL PORTFOLIO
 (Cost $25,140,357) ..........................................    $26,198,277
                                                                  ===========
------------
o Non-income producing

The cost of investments for federal income tax purposes is substantially the same as the amount disclosed above.



                       See notes to financial statements.
                                      B-31